                                                                 EXHIBIT 10.30




                                                                   March 7, 1997





                                LEASE AGREEMENT



                                 by and between

                      605 EAST FAIRCHILD ASSOCIATES, L.P.,
                        a California limited partnership


                                  ("LANDLORD")


                                      and



                                  VIVUS, INC.,
                             a Delaware corporation


                                   ("TENANT")


                           Dated as of March 7, 1997

9.  REPAIR AND MAINTENANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
    ----------------------
         (a)     Landlord's Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
         (b)  Tenant's Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
         (c)     Tenant's Obligations for Structural Maintenance  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         (d)  Maintenance Service Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
         (e)     Cure Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
         (f)  No Liability of Landlord 26

10.      LIENS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
         -----

11.      ASSIGNMENT AND SUBLETTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         -------------------------
         (a)     Restriction on Assignment and Subleasing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         (b)      Required Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         (c)     Landlord's Response To Proposed Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
         (d)     Landlord's Response To Proposed Sublease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         (e)     Bonus Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         (f)     Effect of Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
         (g)     Permitted Transfer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
         (h)     Strategic Partners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
         (i)     Assumption by Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
         (j)     Effect on Extension Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
         (k)     Assignment to Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

12.      INSURANCE AND INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
         -----------------------------
         (a)     Release of Landlord. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
         (b)     Tenant Indemnity.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
         (c)     Tenant's Insurance Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
         (d)     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         (e)     Landlord's Insurance Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34

13.      WAIVER OF SUBROGATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
         ---------------------

14.      SERVICES AND UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         ----------------------
         (a)     Landlord's Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         (b)     Tenant's Responsibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         (c)     No Excessive Load. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
         (d)     No Liability of Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36

15.      TENANT'S CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
         ---------------------

16.      HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
         ------------

17.      SUBORDINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
         -------------

18.      RULES AND REGULATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
         ---------------------

19.      RE-ENTRY BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
         --------------------

20.      INSOLVENCY OR BANKRUPTCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
         ------------------------

21.      DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
         -------

         (a)     Tenant's Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
         (b)     Landlord's Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
         (c)     Landlord's Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41

(d)      Tenant's Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41

22.      DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
         ----------------------
         (a)     Restoration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         (b)     Insurance Proceeds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         (c)     Casualty at End of Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
         (d)     Mutual Termination Option; Insured Casualty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
         (e)     Destruction Where Insufficient Proceeds Are Available 43
         (f)     Proceeds and Payments Upon Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         (g)     Rent Abatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         (h)     Waiver of Statutory Provisions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44

23.      EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         --------------
         (a)     Entire Building. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
         (b)     Partial Building; Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         (c)     Partial Building; Restoration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         (d)     End of Term Taking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         (e)     Taking of Project  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
         (f)     Award. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
         (g)     Temporary Taking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
         (h)     Waiver of Statutory Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46

24.      SALE BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
         ----------------

25.      RIGHT OF LANDLORD TO PERFORM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
         ----------------------------

26.      OWNERSHIP OF IMPROVEMENTS; SURRENDER OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
         ------------------------------------------------
         (a)     Ownership of Tenant Improvements & Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
         (b)     Delivery and Restoration of Premises.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
         (c)     No Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48

27.      WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
         ------

28.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         -------

29.      TAXES PAYABLE BY TENANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         -----------------------

30.      ABANDONMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         -----------

31.      SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
         ----------------------

32.      ATTORNEY'S FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         ---------------

33.      LIGHT AND AIR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         -------------

34.      SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         ----------------

         (a)     Letter of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
         (b)     Annual Reduction of Letter of Credit.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
         (c)     Return of Letter of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
         (d)     Substitution of Cash Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
         (e)     Conversion of Deposit to Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52

35.      FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         ---------------------

36.      PARKING.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         -------

37.      MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         -------------
         (a)  Defined Terms.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
         (b)  Other Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
         (c)  Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
         (d)  Survival of Indemnities; Immediate Obligation to Defend . . . . . . . . . . . . . . . . . . . . . . . . . .    54

38.      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
         ------------------------------
         (a)     Landlord's Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
         (b)     Tenant's Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55

39.      REAL ESTATE BROKERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
         -------------------
         (a)     Landlord's Payment Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
         (b)     No Other Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55

40.      HAZARDOUS SUBSTANCE LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
         -----------------------------
         (a)     Definition of Hazardous Substances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
         (b)     Tenant Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
         (c)     Landlord Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
         (d)     Tenant Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

41.      ARBITRATION OF DISPUTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
         -----------------------

42.      SIGNAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
         -------

43.      OPTION TO RENEW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
         ---------------

44.      RENT DURING EXTENSION TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
         --------------------------

45.      SATELLITE ANTENNAS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
         ------------------

BASIC LEASE INFORMATION

Lease Date:           March 7, 1997

LANDLORD:             605 East Fairchild Associates, L.P.
                      a California limited partnership

Managing Agent:       The Mozart Development Company

Landlord's and Managing Agent's Address:
                      c/o The Mozart Development Company
                      1068 East Meadow Circle
                      Palo Alto, CA  94303

TENANT:               VIVUS, Inc.,
                      a Delaware corporation

Tenant's Address:     FOR NOTICE & BILLING:
                      (prior to physical occupancy of Premises)
                      545 Middlefield Road
                      Suite 200
                      Menlo Park, CA  94025

                      (after initial physical occupancy of Premises) 605 East Fairchild Drive
                      Mountain View, CA  94043

Premises:             A two-story building to be constructed on the
                      Land in accordance with this Lease (the "Building").

Building Address:     605 East Fairchild Drive, Mountain View, California

Land:                 The real property described on Exhibit "A-1" attached
hereto.

Project: The Building, Land and other improvements located in the area shown on Exhibit "A" attached hereto.

Rentable Area of the Premises:
                      Approximately 53,361 Rentable Square Feet, subject to final measurement pursuant to Paragraph 1(a) [Premises] ("Rentable Area").

Tenant's Use of the Premises:     Tenant may use the Premises for general
                                  office, administration, research and
                                  development (excluding uses which involve the use of Hazardous Substances as defined in Paragraph 40 [Hazardous Substance Liability] beyond levels typical for office tenants except to the extent specifically hereinafter permitted), and for no other purposes;
                                  provided, however, any proposed use which involves the use of Hazardous Substances beyond levels typical for office tenants shall be permitted subject to Landlord's prior written approval, which shall not be unreasonably withheld so long as (i) the proposed use does not involve any of the chemical substances which have been associated with the investigation and remediation of those Hazardous Substances currently existing in the soil and/or groundwater within the general area of the Premises, (ii) Landlord is provided an indemnity from Tenant or an entity (which may include Tenant, a subtenant of Tenant, or an affiliate of either of the foregoing) acceptable to Landlord and any mortgagees, and in all other respects satisfactory to Landlord and any mortgagees, indemnifying and defending Landlord, its mortgagees, and all of their successors and assigns, agents, representatives, and affiliates from and against any and all loss, cost, claim, liability, or suit arising directly or indirectly in connection with the use of such Hazardous Substances, and (iii) any such Hazardous Substances shall only be used in laboratory areas. Notwithstanding the above,
                                  Tenant agrees that any lab use within the building shall not exceed 10,000 square feet, and that Landlord shall be allowed to disapprove lab uses of future sublessees or assignees in its sole discretion.
                                  Notwithstanding the above, Vivus, Inc. shall be allowed to use the Hazardous Substances identified in Exhibit N without any further indemnity agreement, except as provided in this Lease, being provided by Vivus, Inc. to Landlord.

Lease Term:               Commencing on the Occupancy Date and ending on the
                          Expiration Date, with the right to extend for an additional term of seven (7) years in accordance with Paragraph 43 [Option to Renew].

Scheduled Rent Commencement Date:
                          Forty five (45)Days after the Occupancy Date.

Expiration Date:
                           Fifteen (15) years after the Rent Commencement Date.

Rent:                      Base Rent plus Additional Charges.


Monthly Base Rent:         $1.70 per Rentable Square Foot of the
                           Rentable Area of the Premises.

Base Rent Adjustment:      On each anniversary of the Rent Commencement
                           Date, the Monthly Base Rent shall increase by three percent(3%).

Security Deposit:          Tenant shall provide and maintain a letter of
                           credit or cash collateral in the initial amount of One Million, Seven Hundred and
                           Fifty Thousand Dollars ($1,750,000), which amount may be reduced during the Term in accordance with Paragraph 34 [Security
                           Deposit].

Guarantor of Lease:        None

Landlord's Broker:         None

Tenant's Broker:           Cornish & Carey Commercial

Broker's Fee or Commission Paid By:
                           Landlord, per a separate agreement with
                           broker.

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any

Basic Lease Information and any other portion of the Lease, the latter shall control.

                 LANDLORD:

                                  605 EAST FAIRCHILD ASSOCIATES, L.P.,
                                  a California limited partnership

                                  By:  Mozart-Wilson-Dostart Ventures, Inc.,
                                       a California corporation,
                                       Its General Partner

                                           /S/ Steve Dostart
                                       By: _______________________
                                           Steve Dostart
                                           Its Vice President
                                  TENANT:

                                  VIVUS, INC.,
                                  a Delaware corporation

                                       /S/ David Yntema
                                  By:  ________________________________
                                       David Yntema
                                       Its Chief Financial Officer

                                LEASE AGREEMENT

         THIS LEASE AGREEMENT is made and entered into as of March 7, 1997, by and between 605 East Fairchild Associates, L.P., a California limited partnership (herein called "Landlord"), and Vivus, Inc., a Delaware corporation (herein called "Tenant").

1.       LEASED PREMISES.

                 (a) PREMISES. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord agrees to lease to Tenant and Tenant agrees to hire from Landlord those premises (the "Premises") comprising the entire two-story building to be constructed as shown on Exhibit "A" attached hereto (the "Building"). The Building will be located on the parcel or parcels of real property shown on Exhibit "A-1" (the "Land"). The Building, together with the Land and associated improvements located on the Land, are collectively referred to as the "Project". Because the final construction drawings for the Building are not yet available, the parties acknowledge that as of the date of this Lease the exact Rentable Area of the Premises cannot be determined. Within ten (10) business days following the date Landlord's Plans have been completed and finally approved by Landlord and Tenant in accordance with the work letter attached hereto as Exhibit "D" (the "Work Letter"), Landlord shall have its architect, Devcon Construction, Inc., measure the Premises and shall deliver its calculation (together with the supporting CADD data) to Tenant. The measurement standard applied shall be based on the standard for measuring floor area outlined in Paragraph 3 of the "Zoning Calculations; Methods, Definitions and Clarifications" pamphlet issued by the City of Mountain View and attached hereto as Exhibit "C", as reasonably interpreted by Devcon Construction, Inc. and shall be taken using a CADD system. Tenant shall have ten (10) business days following its receipt of such information from Landlord to notify Landlord, in writing, if it disputes the technical accuracy of said measurements; however, the exact interpretation of the points to which the measurements shall be made pursuant to the standard referenced above shall be based on the letter dated March 4, 1997 from Sylvester Ramirez of Devcon Construction to Steve Dostart of the Mozart Development Company with attached plans dated 2-19-97 showing the building sample measurements. If Tenant does not notify Landlord, in writing, of any dispute within ten (10) business days of its receipt of Landlord's information, Tenant shall be deemed to have agreed with Landlord's architects calculation of the Rentable Area of the Premises and such calculation shall be inserted into this Lease as the Rentable Area for all purposes. If Tenant disputes the calculation of Landlord's architect, Landlord and Tenant shall endeavor for a period of five (5) business days following Tenant's dispute notice to resolve the disagreement. If, however, the parties are unable to resolve the dispute within such five (5) business day period, the dispute shall be submitted for binding arbitration pursuant to the provisions of Paragraph 41 [Arbitration] of this Lease. Until the matter is finally resolved, for all purposes herein, unless and until the Rentable Area is finally determined, the Rentable Area shall be the amount determined by Landlord's architect, and upon final determination the parties shall make such financial adjustments as are necessary to reflect the amount of Rentable Area as finally determined as though it had been determined as of the date of execution of this Lease.

                 (b) CONSTRUCTION OF THE PROPERTY. Tenant acknowledges that (i) Landlord named in this Lease has not constructed the Building. Landlord shall use commercially reasonable efforts to construct the Building in accordance with the terms and conditions of this Lease and the Work Letter, provided that Tenant's rights and remedies for any breach of such obligation shall be limited as provided in Paragraph 3(f) [Exclusive Remedies].

         2.      OCCUPANCY AND USE.   Tenant may use and occupy the Premises
for the permitted uses specified in the Basic Lease Information and for no other use or purpose without the prior written consent of Landlord. Landlord may grant or withhold consent to a proposed change of use (which change of use is not within the uses that are permitted which are specified in the Basic Lease Information) in its sole discretion.


         3.      TERM AND POSSESSION.

                 (a) TERM; OCCUPANCY DATE; EXPIRATION DATE. The term of this Lease (the "Term") shall commence on the Occupancy Date and, unless sooner terminated pursuant to PARAGRAPHS 3(E), 3(F), 11(C), 20, 21(B), 22 OR 23, shall expire on the Expiration Date, provided that Tenant shall have an option to extend the Term in accordance with the terms and conditions of Paragraph 43 [Option to Renew]. "Occupancy Date" shall mean the date on which Landlord has
(i) completed the construction components of the Base Building Improvements (excluding site work) required to be completed by Landlord, and (ii) tendered possession of the Premises to Tenant subject to Landlord's continuing right to access the Premises and take all steps required to complete the site work. All of the rights and obligations of the parties under this Lease (other than Tenant's obligation to pay Base Rent and
Additional Charges) shall commence on the Occupancy Date.   The dates upon
which the Term shall actually commence and terminate with respect to the entire Premises pursuant to this Paragraph 3(a) are herein called the "Occupancy Date" and the "Expiration Date," respectively.

                 (b) INITIAL CONSTRUCTION. Completion of the Base Building Improvements (as defined in the Work Letter) by Landlord and the Tenant Improvements by Tenant shall be governed by the terms and conditions of Work Letter. Tenant's obligation to construct the Tenant Improvements pursuant to the Work Letter is independent of, and in addition to, Tenant's obligation to pay Rent under this Lease. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the construction of the Base Building Improvements or the condition of the Premises or the Common Area or with respect to the suitability or fitness of either for the conduct of Tenant's permitted use or for any other purpose, except as may be expressly and specifically provided in this Lease.

                 (c) OCCUPANCY BY TENANT. Tenant shall be deemed to occupy the Premises from and after the Occupancy Date. This Paragraph 3(c) shall not be construed as an obligation of Tenant to continuously occupy the Premises. Within five (5) days after the Occupancy Date, Landlord shall deliver to Tenant a certificate confirming the Occupancy Date, in the form of Exhibit "E" hereto. If Tenant does not agree with Landlord's determination of the Occupancy Date, Tenant may submit such matter to arbitration in accordance with Paragraph 41 [Arbitration of Disputes], provided that prior to the resolution of such matter by arbitration, the parties shall proceed under this Lease as if the Occupancy Date is the date designated by Landlord, with any required adjustments to the Rent Commencement Date made after the matter is ultimately determined by arbitration.

                 (d) RENT COMMENCEMENT DATE; CERTIFICATE OF OCCUPANCY. Tenant's obligation to pay Base Rent and Additional Charges hereunder shall commence on the earlier to occur of (i) the Scheduled Rent Commencement Date set forth in the Basic Lease Information, or (ii) the date on which Tenant has substantially completed the Tenant Improvements for the Building (excluding any laboratory space) in accordance with the Work Letter (the "Rent Commencement Date") or (iii) Tenant has commenced business in the Premises; provided however, the period set forth in (i) and (ii) shall be extended by any delay, other than Tenant delay, in the substantial completion in the Base Building Improvements. As used in the preceding sentence, "substantial completion of the Base Building Improvements shall be defined as (A) receiving a signed off shell completion permit, (B) assuring Tenant access to the building (e.g. all concrete/asphalt paving and hard scape work is complete), and (C) Landlord is diligently prosecuting the completion of landscaping. After substantial completion of the Tenant Improvements (as defined in the Work Letter), Tenant shall immediately apply for, and use best efforts to obtain within fifteen (15) business days, a certificate of occupancy (or equivalent documentation) for the Building.
Tenant shall promptly deliver to Landlord copies of the certificate of occupancy, and all other permits, consents and approvals from the appropriate governmental agencies which are necessary for occupancy and operation of the Premises as contemplated by this Lease which are reasonably requested by any Mortgagee.

                 (e) MILESTONES. The estimated construction schedule for the Project is included in Exhibit "F", "Estimated Construction Schedule." Such
schedule is intended only as an estimate of what the Landlord currently believes to be the construction schedule; Landlord and Tenant shall use reasonable efforts to perform their respective obligations in order to achieve the goals described in the construction schedule, but, Landlord shall in no manner warrant such schedule. Notwithstanding this, the parties have set forth certain events which must occur prior to or during the construction of the Building (each, a "Milestone"), which must be accomplished by Landlord on or before certain prescribed dates or Tenant shall have the right to terminate this Lease and pursue certain remedies as described in Paragraph 1(f) below. The Milestones to which Landlord and Tenant have agreed are as follows:

                         (1)     Construction of the Building's foundation
shall have commenced no later than July 1, 1997.

                          (2)     The Base Building Improvements shall have
been substantially completed (as defined in the Work Letter) in accordance with Landlord's Plans, except for site work, on or before January 31, 1998.

Notwithstanding anything to the contrary set forth hereinabove, the Milestone dates set forth in clauses (1) and (2) above shall be extended as follows: (A) one day for each day of delay caused by Tenant Delays (as defined in the Work Letter), (B) one day for each day of delay caused by casualty, natural disaster, acts of God, acts of the Government or labor strikes ("Force Majeure Events"), however, the maximum number of days that any such Milestone can be extended for such Force Majeure Delays shall be limited to a total of ninety (90), and (C) by the amount of time required to complete any arbitration process resulting from disputes between Landlord and Tenant under the Work Letter, to the extent that the arbitration process (and the issue being arbitrated) actually causes a delay in achieving the Milestone(s), plus an additional thirty (30) days.

                 (f) EXCLUSIVE REMEDIES. If any Milestone set forth in Paragraph 3(e) is not achieved by Landlord, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time within ten (10) business days after Landlord's failure to achieve the particular Milestone. If Tenant exercises this termination right, Tenant shall be entitled to the remedies hereinbelow described, which shall be Tenant's sole and exclusive remedies with respect to Landlord's failure to achieve any Milestone. If Tenant exercises a termination right pursuant to this Paragraph 3(f) and Landlord believes that the Milestone was achieved by the appropriate date (as extended for acts of Tenant, Force Majeure Events or arbitration proceedings as provided in Paragraph 3(e)), the parties agree to submit the dispute concerning Landlord's failure to achieve that particular Milestone, and Tenant's resulting right to terminate the Lease, to binding arbitration pursuant to the provisions of Paragraph 41 [Arbitration of Disputes]. Notwithstanding any other provision of this Lease or the Work Letter, if Landlord fails to achieve any Milestone Tenant's sole and exclusive remedies shall be to terminate this Lease and receive damages from Landlord (which shall be paid within thirty (30) days of the date of Tenant's notice of termination, or, if the parties resort to arbitration pursuant to the provision set forth above, then within thirty (30) days of Tenant's prevailing on said termination in arbitration) in the following amounts (all clauses referenced are in Paragraph 3(e)): $25,000, as liquidated damages for failure of Landlord to achieve the Milestone described in clause (1); and $75,000, as liquidated damages for failure of Landlord to achieve the Milestone described in clause (2). Landlord and Tenant acknowledge and agree that if Landlord fails to achieve the Milestone described in clause
(1) or (2)and Tenant elects to terminate its Lease pursuant to this paragraph as a result thereof, the damages which Tenant will suffer are difficult, if not impossible to calculate, and that the above-described liquidated damages are a fair and reasonable estimate of the damages that Tenant would suffer with respect to a failure to achieve the Milestone described in clause (1) or (2). Notwithstanding the above, in the event that all of the following are true: (i) Landlord intentionally breaches it obligation to diligently prosecute the construction of Landlord's Work to completion, (ii) such breach by Landlord is within Landlord's control, and (iii) Tenant is not in a continuing default under the Lease, then the limitation of liquidated damages as noted above shall be waived.

                 (g) TERMINATION AFTER COMMENCEMENT OF TENANT IMPROVEMENTS.If this Lease is terminated by Tenant pursuant to this Paragraph 3 after construction of the Tenant Improvements has commenced, at Landlord's option and upon Landlord's request Tenant shall assign to Landlord all of Tenant's rights under Tenant's general contract, architect and/or engineer agreements and any other agreements with contractors or suppliers in connection with the Tenant Improvements, and Landlord shall assume Tenant's obligations under any such assigned agreements to the extent such obligations arise from work or materials provided to the Premises after termination of the Lease. In such event Tenant shall indemnify and hold the Landlord Parties harmless from, and defend the Landlord Parties against, all liens filed and claims made by any contractors, architects, subcontractors, or suppliers who provided work or materials to the Premises prior to the termination of the Lease in connection with the Tenant Improvements, except that the indemnity contained in this section shall not limit Tenant's right of recovery if, and only if, the limitation of liquidated damages in waived in accordance with the last sentence of subparagraph 3(f).


         4.      RENT; RENT ADJUSTMENTS; ADDITIONAL CHARGES FOR EXPENSES AND
                 TAXES.

                 (a)  MONTHLY BASE RENT.

                          (i)     Commencing on the Rent Commencement Date,
Tenant shall pay to Landlord throughout the Term Base Rent in an amount equal to the Monthly Base Rent rate specified in the Basic Lease Information multiplied by the Rentable Area of the Premises, as specified in the Basic Lease Information ("Base Rent").

                          (ii)  Base Rent shall be payable by Tenant in equal
monthly installments on or, at Tenant's election, before the first day of each month, in advance, in lawful money of the United States (without any prior demand therefor and without deduction or offset whatsoever, except for abatement as may be expressly and specifically provided for in Paragraphs 22 [Damage and Destruction] and 23 [Eminent Domain]), to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing. Tenant shall pay all charges and other amounts whatsoever as provided in this Lease ("Additional Charges") to Landlord at the place where the Base Rent is payable, and Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, then the Base Rent and Additional Charges for such fractional month shall be prorated on a daily basis. As used herein, the term "Rent" shall include all Base Rent and Additional Charges (including, without limitation, Additional Charges pursuant to Paragraph 25 [Right of Landlord to Perform]).

                 (b) ADJUSTMENTS IN BASE RENT. The Monthly Base Rent under Paragraph 4(a) [Monthly Base Rent] shall be adjusted as provided in the Basic Lease Information.

                 (c)  ADDITIONAL CHARGES FOR EXPENSES AND TAXES.

                          (1)  DEFINITIONS OF CERTAIN ADDITIONAL CHARGES:  For
purposes of this Paragraph 4(c), the following terms shall have the meanings hereinafter set forth:

                                  (A)  "TAX YEAR" shall mean each twelve (12)
consecutive month period commencing January 1st of the calendar year during which the Rent Commencement Date of this Lease occurs.

                                  (B)  "REAL ESTATE TAXES" shall mean all
taxes, assessments and charges levied upon or with respect to the Project or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Project or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit (including, without limitation, shuttle fees and roadways), housing, police, fire, utilities, sewers, emergency response or other governmental services or purported benefits to the Project (provided, however, that any refunds of Real Estate Taxes paid by Tenant shall be credited against Tenant's further obligation to pay Real Estate Taxes during the Term or refunded to Tenant at the end of the Term), service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease, or any other lease of space in the Project, or on the use or occupancy of the Project or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Project, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of

California, or any political subdivision, public corporation, district or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease, which is customarily charged to Tenants by Landlords in comparable triple-net leasing scenarios from and after the enactment of the tax, fee or charge. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax, unless it has become customary to charge such tax, fee or charge to Tenants by Landlords in comparable triple-net leasing scenarios from and after the enactment of the tax, fee or charge.
Additionally, Real Estate Taxes shall not include any assessments or like charges to pay for any remediation of contamination from any Hazardous Substances. Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes. If any assessments are levied on the Project, Tenant shall have no obligation to pay more than that amount of annual installments of principal and interest that would become due during the Lease Term had Landlord elected to pay the assessment in installment payments, even if Landlord pays the assessment in full.

                                  (C)  "EXPENSES" shall mean the total costs
and reasonable expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Project, including, without limitation, (i) the cost of fire, extended coverage, boiler, sprinkler, commercial general liability, property, rent, earthquake, flood, and all other insurance described in Paragraph 12(e) [Landlord's Insurance Obligations] or otherwise obtained by Landlord in connection with the Project, including, without limitation, insurance premiums and any deductible amounts paid by Landlord; (ii) the cost of air conditioning, electricity, steam, heating, mechanical, ventilating, water, gas, elevator systems and all other utilities, the cost of supplies and equipment and maintenance and service contracts in connection therewith, and the cost of refuse service, parking lot sweeping and similar maintenance services; (iii) the cost of repairs and general maintenance and cleaning; (iv) fees, charges and other costs, including consulting fees, legal fees and accounting fees, fees for any project engineer for the Project, and fees of all independent contractors, engaged by Landlord and related solely to the operation of the Project (or, if any such costs, fees or charges are attributable to other property managed by Landlord, the portion of such costs, fees and charges allocable to the Project, as reasonably determined by Landlord); (v) the cost of any capital improvements made to the Building or the Project as required or permitted by this Lease, provided that the cost of such capital improvements in excess of $12,806 during any Expense Year shall be amortized over the useful life of the capital item in question as determined in accordance with generally accepted accounting principles ("GAAP"), together with interest on the unamortized balance at the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, or, if Landlord does not elect to borrow funds, at the "prime rate" of interest announced by the Wall Street Journal for Union Bank (or, if Union Bank ceases to exist, by another bank mutually acceptable to Landlord and Tenant) (the "Interest Rate"), as reflected over the period the funds are advanced, plus two percent (2%) and Tenant shall pay such amortization allocable to the period in question as part of "Expenses" until the first to occur of expiration of the term of this Lease or until full payment of all amortization (with interest);
(vi) a management fee for Landlord's management and administrative services in connection with the Project in the amount of two percent (2.0%) of Base Rent and Additional Charges (excluding the management fee); and (vii) any other expenses of any other kind whatsoever incurred in managing, operating, maintaining and repairing the Premises and/or Project. Notwithstanding the above, the cost of deductibles to be paid by Tenant pursuant to insurance policies shall be paid as follows: (x) any amount up to an amount equaling one month's Base Rent shall be paid in the current year, (y) the amount in excess of one month's Base Rent shall be amortized pursuant to GAAP, but in no event shall the amortization period be longer than fifteen (15) years and Tenant shall pay such amortization calculated in the same manner, and for the same period as part of "Expenses" calculated and paid in the same manner as amortization determined pursuant to clause (v) of such subparagraph 4(c)(1)(C) except as otherwise specifically noted in this sentence.

                 EXCLUSIONS. Notwithstanding anything to the contrary herein contained, Expenses shall not include, and in no event shall Tenant have any obligation to pay for pursuant to this Paragraph 4(c) or Paragraph 8(b) [Repair and Maintenance; Tenant's Obligations], (aa) the initial cost of the Base Building Improvements which is to be paid by Landlord pursuant to the Work Letter with respect to the Building or the Project; (bb) debt service (including, but without limitation, interest and principal) required to be made on debt incurred by Landlord and relating to the Project other than debt service and financing charges imposed pursuant to Paragraph 4(c)(1)(C)(v) above; (cc) the portion of the total of all management fees in excess of two percent (2.0%) of the sum of Base Rent and Additional Charges (excluding the management fee); (dd) depreciation; (ee) costs for which Landlord has a right to receive reimbursement from others; (ff) costs occasioned by Landlord' fraud or willful misconduct under applicable Laws; (gg) costs to correct any construction defects in the original construction of the Base Building Improvements for the Building or the Project; (hh) costs arising from a disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project to the extent that Landlord has the ability to charge such other tenant for said costs under the terms of a lease comparable to terms governing said costs in this Lease; (ii) environmental pollution related costs (other than costs for which Tenant has indemnified Landlord pursuant to Paragraph 40 [Hazardous Substance Liability]); (jj) any maintenance, repair or replacement costs for which Landlord is responsible pursuant to Paragraph 9(a) [Repair and Maintenance; Landlord's Obligations];
(kk) advertising or promotional costs; (ll) leasing commissions; (mm) reserves for expenses; (nn) insurance deductibles in excess of fifteen (15%) of the replacement cost of the Building; (oo) Real Estate Taxes; (pp) earthquake insurance to the extent it exceeds commercially reasonable rates. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business).

                                  (D)  "EXPENSE YEAR" shall mean each twelve
(12) consecutive month period commencing January 1 of the calendar year during which the Rent Commencement Date of the Lease occurs. Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Expenses shall be equitably adjusted for the Expense Years involved in any such change.

                          (2)  PAYMENT OF REAL ESTATE TAXES

                                  (A)  PAYMENT AS DUE:  With reasonable
promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Tax Statement") setting forth the amount of Real Estate Taxes for such Tax Year. Unless otherwise required pursuant to clause (B) below, Tenant shall pay to Landlord actual Real Estate Taxes in installments, twice each Tax Year, no later than fifteen (15) business days prior to the due date of each Real Estate Tax installment.

                                   (B)  IMPOUNDS: Notwithstanding clause (A)
above, if required by any Mortgagee or, at Landlord's election, after any default by Tenant in the timely payment of Real Estate Taxes, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Real Estate Taxes for each Tax Year on or before the first day of each month during such Tax Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant. Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. If the actual Real Estate Taxes for such Tax Year (as shown on Landlord's Tax Statement) exceed the estimated Real Estate Taxes paid by Tenant for such Tax Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Real Estate Taxes within fifteen (15) days after the receipt of Landlord's Tax Statement, and if the total amount paid by Tenant for any such Tax Year shall exceed the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder. If it has been determined that Tenant has overpaid Real Estate Taxes during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date.

                          (3)  PAYMENT OF EXPENSES:  Tenant shall pay to
Landlord as Additional Charges one-twelfth (1/12th) of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant; provided, however, that all insurance premiums which are included in Expenses shall be payable annually, in advance, by Tenant within twenty (20) days after Tenant's receipt from Landlord of a copy of the invoice with respect to such premiums. Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Expense Statement"), setting forth in reasonable detail the Expenses for such Expense Year. If the actual Expenses for such Expense Year exceed the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement, and if the total amount paid by Tenant for any such Expense Year shall exceed the actual Expenses for such Expense Year, such excess shall be credited against the next installment of the estimated Expenses due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within thirty (30) days. If Tenant has overpaid Expenses during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the later of the Expiration Date or the end of the last Expense Year. To the extent any item of Expenses is payable by Landlord in advance of the period to which it is applicable (e.g. insurance and tax escrows required by any Mortgagee), or to the extent that prepayment is customary for the service or matter, Landlord may (aa) include such items in Landlord's estimate for periods prior to the date such item is to be paid by Landlord, and (bb) to the extent Landlord has not collected the full amount of such item prior to the date such item is to be paid by Landlord, Landlord may include the balance of such full amount in a revised monthly estimate for Additional Charges.

                          (4)     AUDIT RIGHTS:  Within ninety (90) days after
receipt of any Landlord's Expense Statement or Landlord's Tax Statement, Tenant shall have the right to audit, at Landlord's office located in the San Francisco Bay Area, at Tenant's expense, Landlord's accounts and records relating to Expenses and Real Estate Taxes. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, Tenant shall notify Landlord within one hundred twenty (120) days after the date the applicable Landlord's Expense Statement or Landlord's Tax Statement was received by Tenant. Landlord may dispute such audit by arbitration pursuant to Paragraph 41 [Arbitration of Disputes]. If Landlord does not dispute such amount, or if Tenant prevails in any such arbitration, the amount overcharged shall be paid to Tenant within thirty (30) days thereafter, together with interest thereon at the Interest Rate, from the date Landlord's Expense Statement or Landlord's Tax Statement, as applicable, was delivered to Tenant until payment of the overcharge is made to Tenant. In addition, if Landlord's Expense Statement or Landlord's Tax Statement, as applicable, exceeds the actual Expenses and Real Estate Taxes which should have been charged to Tenant by more than five percent (5%), the cost of the audit, up to a maximum cost of Ten Thousand Dollars ($10,000), shall be paid by Landlord. If Tenant fails to object to any Landlord's Expense Statement or Landlord's Tax Statement within one hundred twenty (120) days after receipt thereof, such statement shall be final and shall not be subject to any audit, challenge or adjustment.

                          (5)  OTHER:   If either the Rent Commencement Date or
the Expiration Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Real Estate Taxes and Expenses for the Tax Year and/or Expense Year in which the Rent Commencement Date or the Expiration Date occurs shall be prorated.

                 (d) LATE CHARGES; DEFAULT RATE. Tenant recognizes that late payment of any Base Rent or Additional Charges will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if any Base Rent or Additional Charges remain unpaid three (3)days after Landlord has provide written notice to Tenant that such amount is overdue, the amount of such unpaid Base Rent or Additional Charges shall be increased by a late charge to be paid to Landlord by Tenant, as an Additional Charge, in an amount equal to five percent (5%) (or such greater amount not to exceed six percent (6%) as may be charged by any Mortgagee for a late payment of a monthly mortgage payment) of the amount of the delinquent Base Rent or Additional Charges. In addition, any outstanding Base Rent, Additional Charges, late charges and other outstanding amounts shall accrue interest at an annualized rate of the greater of 10% or The Ninth Circuit Federal Reserve Discount Rate plus 5% (the "Default Rate"), until paid to Landlord. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph 4(d) shall not relieve Tenant of the obligation to pay Base Rent or Additional Charges on or before the date they are due, or affect Landlord's remedies pursuant to Paragraph 21(b) [Landlord's Remedies] if any Base Rent or Additional Charges are unpaid after they are due.

         5.      INTENTIONALLY DELETED.

         6. RESTRICTIONS ON USE. Tenant shall not use or allow the Premises or Project to be used for any unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises or Project. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises or Project.

         7.      COMPLIANCE WITH LAWS.

                 (a) TENANT'S COMPLIANCE OBLIGATIONS. Tenant shall promptly, at its sole expense, maintain the Project and the

Premises, any Alterations (as defined in Paragraph 8(b) [Landlord's Consent to Tenant's Alterations]) permitted hereunder and Tenant's use and operations thereon in strict compliance at all times with all present and future laws, statutes, ordinances, resolutions, regulations, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto (collectively, "Laws"). Such Laws shall include, without limitation, all Laws relating to health and safety (including, without limitation, the California Occupational Safety and Health Act of 1973 and the California Safe Drinking Water and Toxic Enforcement Act of 1986, including posting and delivery of notices required by such Laws with respect to the Premises and the Project) and disabled accessibility (including, without limitation, the Americans with Disabilities Act, 42 U.S.C. section 12101 et seq.), Hazardous Substances, and all present and future life safety, fire, sprinkler, seismic retrofit, building code and municipal code requirements; provided however, that Tenant's obligation to comply with Laws relating to Hazardous Substances is subject to the terms and conditions of Paragraph 40 [Hazardous Substances Liability], and Tenant shall not be responsible for compliance with clean-up provisions of any Laws with respect to Hazardous Substances except to the extent of any release caused or permitted by the Tenant Parties (as defined in Paragraph 12(b) [Tenant Indemnity]). Notwithstanding the foregoing, Tenant shall not be required to make any structural alterations to the Base Building Improvements in order to comply with Laws unless the requirement that such alterations be made is triggered by any of the following (or, if such requirement results from the cumulative effect of any of the following when added to other acts, omissions, negligence or events, to the extent such alterations are required by any of the following): (i) the installation, use or operation of the Tenant Improvements, any Alterations, or any of Tenant's trade fixtures or personal property; (ii) the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents or licensees; or (iii) the particular use or particular occupancy or manner of use or occupancy of the Premises by Tenant, or any of its servants, employees, contractors, agents or licensees. The parties acknowledge and agree that Tenant's obligation to comply with all Laws as provided in this paragraph (subject to the limitations contained herein) is a material part of the bargained-for consideration under this Lease. Tenant's obligations under this Paragraph shall include, without limitation, the responsibility of Tenant to make substantial or structural repairs and alterations to the Premises (including the Base Building Improvements, Tenant Improvements, and any Alterations) to the extent provided above, regardless of, among other factors, the relationship of the cost of curative action to the Rent under this Lease, the length of the then remaining Term hereof, the relative benefit of the repairs to Tenant or Landlord, the degree to which the curative action may interfere with Tenant's use or enjoyment of the Premises, and the likelihood that the parties contemplated the particular Law involved. Tenant waives any rights now or hereafter conferred upon it by any existing or future Law to terminate this Lease, to receive any abatement, diminution, reduction or suspension of payment of Rent, or to compel Landlord to make any repairs to comply with any such Laws, on account of any occurrence or situation arising during the Term. Notwithstanding the foregoing, Tenant shall not be responsible for the cost of making any alteration to the Base Building which is required by law to the extent that the correction is required because the Base Building was not built in accordance with laws applicable at the time the permits were obtained for the construction of the Base Building.

                 (b) INSURANCE REQUIREMENTS. Tenant shall not do or permit anything to be done in or about the Project or bring or keep anything therein which will cause a cancellation of any insurance on the Project or otherwise violate any requirements, guidelines, conditions, rules or orders with respect to such insurance. Tenant shall at its sole cost and expense promptly comply with the requirements of the board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises or the Project (other than in situations where compliance involves repair, maintenance or replacement of items that Landlord is expressly required to repair, maintain or replace under this Lease).

                 (c) NO LIMITATION ON OBLIGATIONS. The provisions of this Paragraph 7 shall in no way limit Tenant's maintenance, repair and replacement obligations under Paragraph 9 [Repair and Maintenance], or Tenant's obligation to pay Expenses under Paragraph 4(c) [Additional Charges for Expenses and Taxes]. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has so violated any such Law shall be conclusive of such violation as between Landlord and Tenant.

         8.      ADDITIONAL ALTERATIONS.

                 (a) LANDLORD'S ALTERATIONS. After completion of the Base Building Improvements, Landlord shall not make or suffer to be made any additional alterations, additions or improvements in, on or to the Building or any part thereof without the prior written consent of Tenant, except as may be required by Law or as expressly required or permitted by this Lease.

                 (b) LANDLORD'S CONSENT TO TENANT'S ALTERATIONS. Tenant shall not make or suffer to be made any additional alterations, additions or improvements ("Alterations") in, on or to the Premises or any part thereof, without the prior written consent of Landlord. Alterations do not include initial construction of the Tenant Improvements. Failure of Landlord to give its disapproval to any Alterations within ten (10) business days after receipt of Tenant's written request for approval shall constitute approval by Landlord of such Alterations so long as Tenant's request includes the following statement in capitalized and boldfaced letters: BY FAILING TO RESPOND TO THIS REQUEST, YOU WILL BE DEEMED TO HAVE APPROVED THE TENANT'S INSTALLATION OF THE ALTERATIONS DESCRIBED IN THIS REQUEST. Any Alterations in, on or to the Premises, except for Tenant's movable furniture and equipment, trade fixtures and Alterations which may be removed without damage to the Premises, shall become the property of Landlord upon their completion without compensation to Tenant. Landlord shall not unreasonably withhold its consent to Alterations that (i) do not materially affect the structure of the Building, the Building Systems (as defined in Paragraph 9(b) below) or the Building's security or other systems, (ii) are not visible from the exterior of the Building, (iii) are consistent with Tenant's permitted use hereunder, (iv) comply with any Mortgage, and (v) do not materially adversely affect the value or marketability of Landlord's reversionary interest upon termination or expiration of this Lease (taking into account any commitment given by Tenant to remove Alterations to the extent necessary to eliminate such material and adverse effect). Notwithstanding the above, Landlord shall not unreasonably withhold its consent to Alterations which comply with the Approved Tenant Plan Guidelines in Exhibit "D-2".

                 (c) PERMITTED ALTERATIONS. Notwithstanding Paragraph 8(b), Tenant may make Alterations to the Premises without Landlord's prior consent so long as (x) such Alterations comply with items (i) through (v) in Paragraph 8(b) [Landlord's Consent to Tenant's Alterations], and (y) the cost of each such Alteration (or group of Alterations, if occurring substantially at the same time and as part of a single project) does not exceed Fifty Thousand Dollars ($50,000) (with no more than thirty percent (30%) of such cost being for demolition), and the cost of all such Alterations in any twelve (12) month period during the Term in the aggregate does not exceed Fifty Thousand Dollars ($50,000) (any such Alterations being defined herein as "Permitted Alterations").

                 (d) REQUIREMENTS FOR TENANT ALTERATIONS. Tenant shall make any Alterations consented to or permitted under this Paragraph 8 at Tenant's sole cost and expense, in compliance with the following requirements:
(i) Alterations (other than Permitted Alterations) shall be made in accordance with plans and specifications reasonably approved by Landlord, and all Alterations shall be made in accordance with the requirements of Paragraph 10 [Liens], (ii) any contractor or person selected by Tenant to make Alterations (other than Permitted Alterations) must first be approved in writing by Landlord, in its reasonable discretion, (iii) Alterations shall be made in compliance with all applicable Laws; and (iv) Alterations shall not alter or interfere with the ceiling of any Building (all partitions being below the ceiling grid, except in areas designated by Landlord on plans and specifications), unless approved by Landlord in its sole discretion; provided, however, that Tenant may make Alterations that do not comply with the standards set forth in item (iv) above (subject to any other applicable Landlord consent requirement) if Tenant agrees to reconfigure the affected floor to such standard upon expiration or earlier termination of this Lease. By making Alterations which do not comply with the standards set forth in item (iv) above, Tenant shall be deemed to have agreed to reconfigure the Premises upon expiration or termination of the Lease as provided above unless Landlord specifically agrees otherwise in writing. Upon completion of any Alterations, Tenant shall furnish Landlord with a complete set of final as-built plans and specifications, at Tenant's cost and expense. With respect to items (i) and
(ii) above, failure of Landlord to give its disapproval to any plans and specifications or general contractor within ten (10) business days after receipt of Tenant's written request for approval shall constitute approval by Landlord of such matters so long as Tenant's request includes the following statement in capitalized and boldfaced letters: BY FAILING TO RESPOND TO THIS REQUEST, YOU WILL BE DEEMED TO HAVE APPROVED THE PLANS AND SPECIFICATIONS AND/OR GENERAL CONTRACTOR FOR TENANT'S ALTERATIONS DESCRIBED IN THIS REQUEST.

                 (e) REMOVAL OF ALTERATIONS AND RESTORATION. Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord's election and at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by or for the account of Tenant that are designated by Landlord to be removed and restore the Premises as required by Paragraph 26(b) [Delivery and Restoration of the Premises]. Upon the written request of Tenant prior to installation of any Alterations, Landlord shall notify Tenant of its election to require that such Alterations be removed upon the expiration or sooner termination of this Lease, so long as such written request clearly requests Landlord's election regarding the removal of such Alterations. Landlord's failure to specifically notify Tenant of Landlord' election shall be deemed Landlord's election to require removal of the Alterations upon expiration of the Term, notwithstanding any deemed approval by Landlord of the Alterations pursuant to this paragraph. Notwithstanding the above, any office improvements (excluding work relating to lab space or other non- generic improvements which are not of a typical office space nature) which are consented to by Landlord and fall within the "Approved Tenant Plan Guidelines" noted in Exhibit "D-2" shall not be subject to this requirement to remove provision.

                 (f) REIMBURSEMENT OF LANDLORD'S REVIEW COSTS. Tenant shall reimburse Landlord upon demand for any reasonable out-of- pocket expenses incurred by Landlord in connection with the review of any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant.

         9.  REPAIR AND MAINTENANCE.

                 (a) LANDLORD'S OBLIGATIONS. Landlord shall maintain, repair and replace, at its sole cost and expense, the following, except as provided in Paragraph 9(c) [Tenant's Obligations for Structural Maintenance]:
(i) the exterior concrete walls, structural portions of the roof and structural portions of the Building (including load bearing walls and foundations); (ii) plumbing and electricity (located on the Project and owned by Landlord) to the point of entry into the Building; and (iii), during the initial twenty-four
(24) months of the Term, the correction of any defects in the design, construction, installation or materials of the Building which materially affect Tenant's use or enjoyment of the Premises. Landlord's obligations under Paragraph 9(a)(i), (ii) and (iii) with respect to any particular repair, replacement or maintenance requirement, shall not commence until Tenant notifies Landlord in writing of any circumstances which Tenant believes may trigger Landlord's obligations.

                 (b) TENANT'S OBLIGATIONS. Tenant shall maintain, repair and replace, at its sole cost and expense, all portions of the Premises included in the Project which are not Landlord's obligations under
Section 9(a) [Landlord's Obligations], including, without limitation, (i) the building systems for electrical, mechanical, HVAC and plumbing and all controls appurtenant thereto (collectively, "Building Systems"); (ii) the interior portion of the Building, the Tenant Improvements, the Alterations, and any additional tenant improvements, alterations or additions installed by or on behalf of Tenant within the Premises; and, (iii) parking areas, courtyards, sidewalks, entry ways, lawns, landscaping and other similar facilities of the Project. At Tenant's election, Tenant may, by written notice to Landlord delivered at any time after the tenth (10th) anniversary of the Rent Commencement Date, cause Landlord to assume Tenant's maintenance obligations with respect to the Building Systems under clause (i) above, which assumption by Landlord shall be effective thirty (30) days after Landlord's receipt of such notice. If Landlord assumes such obligations, all costs incurred by Landlord in connection therewith shall be deemed Additional Charges payable by Tenant in accordance with Paragraph 4(c) [Additional Charges for Expenses and Taxes]. The Building shall at all times be maintained by Tenant in the condition of a first-class office building. Tenant's obligations under this Paragraph 9 include, without limitation, the replacement, at Tenant's sole cost and expense, of any portions of the Building which are not Landlord's express responsibility under Paragraph 9(a) [Landlord's Obligations], if it would be commercially prudent to replace, rather than repair, such portions of the Building, regardless of whether such replacement would be considered a capital expenditure; provided, however, that if Landlord has assumed Tenant's maintenance obligations for Building Systems pursuant to this Paragraph 9(b), any replacement of any portion of the Building Systems which would be considered a capital expenditure and which is made at least one (1) year after Landlord assumes such obligations shall be amortized over the useful life of the capital item in question in accordance with Paragraph 4(c)(1)(C) [Expenses]. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. In addition, Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

                 (c) TENANT'S OBLIGATIONS FOR STRUCTURAL MAINTENANCE. Notwithstanding the provisions of Paragraph 9(a) [Landlord's Obligations] and without limiting Tenant's other obligations hereunder, Tenant shall bear the full cost of structural repairs or maintenance to preserve the Building in good working order and condition, to the extent such structural repair and/or maintenance is required due to the following (except to the extent any claims arising from any of the following are reimbursed by insurance carried by Landlord, are covered by the waiver of subrogation in Paragraph 13 [Waiver of Subrogation] or are otherwise provided for in Paragraph 22 [Damage and Destruction]): (i) the installation, use or operation of any Alterations or other modification to the Premises or Project made by Tenant; (ii) the installation, use or operation of Tenant's property or fixtures; (iii) the moving of Tenant's property or fixtures in or out of the Building or in and about the Project; or (iv) the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents or licensees ("Tenant Parties"), or the particular use or particular occupancy or manner of use or occupancy of the Premises or Project by Tenant or any such person. In addition, if at any time during the Term Hazardous Substances are released, discharged, or disposed of on any portion of the Premises, or on any portion of the Project by any of the Tenant Parties, in violation of Tenant's obligations hereunder, repairs of the plumbing to the point of entry into the Building shall be excluded from Landlord's obligations under Section 9(a). Tenant shall not cause or permit any disposal or release of Hazardous Substances into the plumbing systems at the Project. Any Alterations required for Tenant to comply with this Paragraph 9(c) shall be made in accordance with the provisions of Paragraph 8(d) [Requirements for Tenant Alterations].

                 (d) MAINTENANCE SERVICE CONTRACTS. In connection with Tenant's maintenance and repair obligations contained in this Paragraph 9, Tenant shall, at its own cost and expense, enter into regularly scheduled preventive maintenance service contracts with maintenance contractors approved by Landlord, in its reasonable discretion, for servicing all hot and cold water, heating, air conditioning and electrical systems, elevators and equipment within the Building, and shall provide copies of such contracts to Landlord. At Landlord's option at any time in which Tenant is in default hereunder, maintenance service contracts shall be prepaid on an annual basis. Each maintenance service contract shall specifically name Landlord as a third party beneficiary, with the right to receive copies of all notices delivered under such contract and the ability to exercise Tenant's rights thereunder upon Tenant's default under this Section 9 or upon Landlord's assumption of Tenant's maintenance obligations with respect to Building Systems pursuant to Paragraph 9(e) [Cure Rights], at Landlord's election.

                 (e)      CURE RIGHTS.  Tenant shall have a period of thirty
(30) days from the date of written notice from Landlord within which to cure any failure to fulfill any of its obligations under this Paragraph 9; provided, however, that if such failure is curable but cannot be cured within such thirty
(30) day period, Tenant shall have such additional time as may be reasonably required to cure so long as Tenant commences such cure within the initial thirty (30) day period and diligently prosecutes such cure to completion. If Tenant fails to cure such failure as provided above, or in the event of an emergency which materially adversely affects the Project, Landlord may, at Landlord's election, cure such failure, at Tenant's cost and expense, and the expenses thereof incurred by Landlord shall be reimbursed as Additional Charges within thirty (30) days after submission of a bill or statement therefor. In addition, Landlord may elect, by delivery of written notice to Tenant, to assume Tenant's maintenance obligations with respect to the Building Systems under Paragraph 9(b)(i) [Tenant's Obligations] if Tenant does not cure any breach of such obligations. If Landlord assumes such obligations, all costs incurred by Landlord in connection therewith shall be deemed Additional Charges payable by Tenant in accordance with Paragraph 4(c) [Additional Charges for Expenses and Taxes]. The remedies described in this paragraph are cumulative and in addition to any other remedies Landlord may have at law or under this Lease.

                 (f) NO LIABILITY OF LANDLORD. There shall be no abatement of Rent with respect to, and Landlord shall not be liable for any injury to or interference with Tenant's business arising from, any repairs, maintenance, alteration or improvement in or to any portion of the Project by any party, except as expressly and specifically provided in Paragraph 22; provided, however, that (i) Base Rent and Additional Charges may be abated during the period of any interference to Tenant's business which exceeds five (5)days, in proportion to the portion of the Premises Tenant is unable to use, only if such interruption results from an insured casualty such that proceeds are payable to Landlord under the rental interruption insurance carried by Landlord pursuant to Paragraph 12(e) [Landlord's Insurance Obligations] and only to the extent of such proceeds actually received by Landlord, and (ii) subject to the limitations on Tenant's recourse against Landlord contained in Paragraph 21(d) [Tenant's Remedies], Landlord shall be liable for any actual damage to Tenant to the extent caused by Landlord's gross negligence or willful misconduct in connection with any such repairs, maintenance, alteration or improvement.

         10. LIENS. Tenant shall keep the Premises and Project free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. If Tenant does not, within thirty (30) days following the imposition of any such lien, cause it to be released of record by payment or posting of a proper bond (or such shorter period of time as may be required to avoid a default under any Mortgage), Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause it to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All sums paid and expenses incurred by Landlord in connection therewith shall be considered Additional Charges and shall be payable to Landlord by Tenant on demand, with interest at the Default Rate. Landlord shall have the right at all times to post and keep posted on the Premises and Project any notices permitted or required by law or by any Mortgagee, for the protection of Landlord, any Mortgagee, the Premises, the Building, the Land, the Project, the Project, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' prior notice of commencement of any construction on the Premises. This Paragraph 10 shall survive any termination of this Lease.


         11.     ASSIGNMENT AND SUBLETTING.


                 (a) RESTRICTION ON ASSIGNMENT AND SUBLEASING. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises, the Tenant Improvements, or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (collectively, "Sublease"), without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed by Landlord; provided, however, that Landlord may withhold its consent, in its sole discretion, to any assignment of less than the entire Lease. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Sublease or Assignment, if Landlord withholds its consent where either (i) the creditworthiness of the proposed Sublessee or Assignee is not reasonably acceptable to Landlord or any Mortgagee (taking into account Tenant's continuing liability for performance of the obligations of the Tenant under the Lease in connection with sublease for a cumulative total of less than fifty percent (50%) of the Building), or (ii) the proposed Sublessee's or Assignee's use of the Premises is not in compliance with the allowed Tenant's Use of the Premises as described in the Basic Lease Information or, in Landlord's judgment, would require or result in presence of Hazardous Substances on the Premises and/or Project in excess of those described in Paragraph 40(d) [Hazardous Substance Liability; Tenant's Covenants], such withholding of consent shall be presumptively reasonable. If Landlord consents to the Sublease or Assignment, Tenant may thereafter enter into a valid Sublease or Assignment upon the terms and conditions set forth in this Paragraph 11.

                  (b) REQUIRED NOTICE. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord containing (i) the name of the proposed assignee, subtenant or occupant; (ii) a description of the proposed assignee's, subtenant's, or occupant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease; and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant.

                 (c) LANDLORD'S RESPONSE TO PROPOSED ASSIGNMENT. Within ten (10) business days after Landlord's receipt of the notice specified in Paragraph 11(b) [Required Notice] with respect to an Assignment of Tenant's interest under this Lease, Landlord may by written notice to Tenant elect to
(i) consent to the Assignment, or (ii) disapprove the Assignment.

                 (d)      LANDLORD'S RESPONSE TO PROPOSED SUBLEASE.  Within ten
(10) business days after Landlord's receipt of the notice specified in Paragraph 11(b) [Required Notice] with respect to a Sublease, Landlord may by written notice to Tenant elect to (i) consent to the Sublease; or (ii) disapprove the Sublease. Notwithstanding anything in this Paragraph 11(d) to the contrary, Landlord shall not have the rights set forth in (ii) of Paragraph 11(e) in connection with any Sublease to a "Strategic Partner" (as defined below) in compliance with Paragraph 11(h) [Strategic Partners], or any "Permitted Transfer" described in Paragraph 11(g).

                 (e) BONUS RENT. If Landlord consents to any Assignment or Sublease pursuant to Paragraph 11(c) [Landlord's Response To Proposed Assignment] or Paragraph 11(d) [Landlord's Response To Proposed Sublease], Tenant may within one hundred twenty (120) days after Landlord's consent, but not later than the expiration of said one hundred twenty (120) days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Paragraph 11(b) [Required Notice]. With respect to any Assignment or Sublease (excluding any Subleases to Strategic Partners and Permitted Transfers) which cause or contribute to more than fifty percent (50%) of the area of the Building to be subleased or assigned by Tenant to third parties (excluding areas occupied by Strategic Partners or which are the subject of Permitted Transfers), Landlord shall be entitled to receive fifty percent (50%) of any rent or other consideration realized by Tenant (after the execution of the Assignment or Sublease which caused more than fifty percent (50%) of the area to be so subleased or assigned) under any, and all, such Assignment or Sublease(s) in excess of the (i) Base Rent and Additional Charges payable hereunder (or the amount thereof fairly allocable to the portion of the Premises subject to such Sublease or Assignment) (ii) the unamortized value of the Tenant Improvements located on the portion of the Premises subject to such Sublease or Assignment as of the effective date of such Assignment or Sublease which are attributable to and allocated in equal installments over the term of the Sublease or Assignment, determined by assuming a useful life equal to fifteen (15) years and amortization on a straight line basis (with interest thereon at the rate of ten percent (10%) per annum), (iii) any customary brokers' commissions that Tenant has incurred in connection with such Assignment or Sublease amortized on a straight line basis (with interest thereon at the rate of ten percent (10%) per annum) over the term of the Sublease or Assignment, and (iv) the cost of any market based Alterations installed by Tenant as a condition to obtaining such Assignment or Sublease (amortized in the same fashion as brokerage commissions). Tenant shall, not later than ninety (90) days after the Rent Commencement Date, deliver evidence of the cost of the Tenant Improvements, which shall be acceptable to Landlord in its reasonable discretion, for Landlord's use as the basis for calculating the value of the Tenant Improvements for purposes of this Paragraph 11(e) (such resulting calculation being referred to herein as the "Value of Tenant Improvements"). The Value of Tenant Improvements shall be allocated proportionally over the Premises. Failure by Landlord to either consent or refuse such consent to a proposed Assignment or Sublease within the ten (10) business day period specified in Paragraph 11(c) shall be deemed to be Landlord's consent thereto.

                 (f)      EFFECT OF TRANSFER.  Landlord's consent
to any Assignment or Sublease shall not relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. Landlord's consent to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Paragraph 11 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Base Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent to such Assignment or Sublease by Landlord.

                 (g) PERMITTED TRANSFER. The following shall be deemed a voluntary Assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of Tenant; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer of stock to one person or entity which sale or transfer results in such person or entity acquiring more than fifty percent (50%) of the total combined voting power of all classes of Tenant's stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding anything to the contrary contained in this Paragraph 11, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent: (1) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization involving Tenant, so long as immediately following such transaction the surviving corporation has a net worth, and cash, cash equivalents or third party marketable securities with liquidity of 90 to 360 days (collectively, "Liquid Assets"), equal to or greater than the net worth and Liquid Assets of Tenant as of both the execution of this Lease and the Occupancy Date; and (2) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as immediately following such transaction such acquiring corporation has a net worth and Liquid Assets that are equal to or greater than the net worth and Liquid Assets of Tenant as of both the date of execution of this Lease and the Occupancy Date.

                 (h) STRATEGIC PARTNERS. Tenant may Sublease portions of the Premises to Tenant's Strategic Partners (as defined below) without Landlord's prior consent, subject to the following conditions: (1) after any such Sublease, Tenant shall continue to directly occupy at least eighty percent (80%) of the Rentable Area in the Premises; and (2) Tenant shall provide Landlord with written notice at least thirty (30) days' prior to any such Sublease including the name of the Strategic Partner, the location of the subleased space, the name and address of the Strategic Partner's agent for service of process and delivery of notices under this Lease, and a certification by an officer of Tenant that the subtenant is a "Strategic Partner" as defined in this Paragraph 11(h). Any Strategic Partner subleasing a portion of the Premises shall maintain an agent for service of process and notice, and notify Landlord of any changes in such agent, at all times during the term of such sublease. The term "Strategic Partner" shall refer to any entity (i) in which Tenant holds an ownership interest of at least ten percent (10%), (ii) that is engaged in a business which Tenant believes to be of strategic importance to its own business, and
(iii) that Tenant determines, in its reasonable business judgment, would benefit Tenant's business by conducting its own business within Tenant's Premises.

                 (i) ASSUMPTION BY TRANSFEREE. Each assignee, other than Landlord, shall assume all obligations of Tenant arising after the date of the transfer under this Lease, as provided in this Paragraph 11(i), and shall be and remain liable jointly and severally with Tenant for the payment of Base Rent and Additional Charges, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term. Any Sublease or Assignment shall expressly provide that if this Lease terminates, the subtenant or assignee will attorn to and become the tenant of the Landlord at the option of Landlord if Landlord elects to recognize such assignment or sublease upon such termination. Any Sublease shall be subject and subordinate to this Lease. Each Assignment and Sublease shall provide that the assignee or subtenant shall not take any action which would cause Tenant to be in default of its obligations under this Lease. If this Lease is assigned, Landlord may collect rent directly from the assignee. If all or part of the Premises is subleased and Tenant defaults, Landlord may collect Rent directly from each sublessee, and if it does so, Landlord shall then apply the amount collected from each sublessee to Tenant's monetary obligations under this Lease. No Assignment shall be binding on Landlord unless the assignee or Tenant delivers to Landlord a counterpart of the Assignment and an instrument that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 11(i), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

                 (j) EFFECT ON EXTENSION OPTION. Notwithstanding any other provision of this Lease, Tenant may not enter into any Sublease (including, without limitation, a Sublease to a Strategic Partner or an affiliate) with a term which exceeds the

Expiration Date unless (i) the conditions to Tenant's right to extend the Term contained in Paragraph 43 [Option to Renew] have been met at the commencement of such Sublease, and (ii) Tenant delivers its Exercise Notice pursuant to Paragraph 43 [Option to Renew] at or prior to the commencement of the Sublease.

                 (k) ASSIGNMENT TO AFFILIATES. Tenant shall have the right, without Landlord's consent but with written notice to Landlord at least thirty (30) days prior thereto, to enter into an Assignment of Tenant's interest in the Lease or a Sublease of all or any portion of the Premises to an Affiliate (as defined below) of Tenant, and any such Assignment or Sublease shall be a "Permitted Transfer", provided that (i) the Affiliate delivers to the Landlord concurrent with such Assignment a written notice of the Assignment and an assumption agreement whereby the affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations, and provisions of this Lease, and (ii) the entity remains an Affiliate throughout the term of this Lease. No Sublease or Assignment by Tenant made pursuant to this Paragraph shall relieve Tenant of Tenant's obligations under this Lease. As used in this paragraph, the term "Affiliate" shall mean and collectively refer to a corporation or other entity which controls, is controlled by or is under common control with Tenant, by means of an ownership of either (aa) more than fifty percent (50%) of the outstanding voting shares of stock or (bb) stock or partnership interests which provide the right to control the operations, transactions and activities of the applicable entity.



         12.     INSURANCE AND INDEMNIFICATION.

                 (a) RELEASE OF LANDLORD. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord Parties for any injury or damage to any person or property in or about the Premises or Project by or from any cause whatsoever (other than the gross negligence or willful misconduct of Landlord or its agents, servants, contractors or employees (collectively, including Landlord, "Landlord Parties")), and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, or other portion of the Building, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on, or about the Project or any part thereof (other than that caused by the gross negligence or willful misconduct of Landlord Parties). Tenant acknowledges that any casualty insurance carried by Landlord will not cover, and Landlord shall not be responsible for, loss of income to Tenant or damage to the Alterations in the Premises installed by Tenant or Tenant's personal property located within the Premises, including, without limitation, during construction of Base Building Improvements and Tenant Improvements. Tenant shall be required to maintain the insurance described in Paragraph 12(c) [Tenant's Insurance Requirements] below during the Term. In the event of a discrepancy between the terms of this paragraph and the terms of Paragraph 40 [Hazardous Substance Liability], the latter shall control. Nothing in this Paragraph is intended to nor shall it be deemed to override the provisions of Paragraph 13 [Waiver of Subrogation].

                 (b) TENANT INDEMNITY. Except to the extent (i) caused by the gross negligence or willful misconduct of the Landlord Parties or (ii) as otherwise provided for in Paragraph 40, Hazardous Substance Liability, Tenant shall indemnify and hold the Landlord Parties harmless from and defend the Landlord Parties against any and all claims or liability for any injury or damage to any person or property whatsoever occurring in or on the Premises. Tenant further agrees to indemnify and hold the Landlord Parties harmless from, and defend the Landlord Parties against, any and all claims, losses, or liabilities (including damage to Landlord's property) arising from (x) any breach of this Lease by Tenant and/or (y) the conduct of any work or business of Tenant, its agents, servants, employees, or invitees (collectively, including Tenant, "Tenant Parties"), in or about the Project.

                 (c) TENANT'S INSURANCE REQUIREMENTS. Tenant shall procure at its cost and expense and keep in effect during the Term (including, without limitation, during the course of construction of Tenant Improvements) the following insurance:

                            (i) A policy of Commercial General Liability
insurance written on an occurrence form insuring Landlord, any Mortgagee and Tenant against any liability arising out of the ownership, use, occupancy, maintenance, repair or improvement of the Premises or the Project and as appurtenant thereto. Such insurance shall provide $5,000,000 combined single limit for bodily injury and property damage. The limits of said insurance shall not, however, limit the liability of the Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes. Tenant may carry said insurance under a blanket policy so long as "per location" liability aggregate limit is maintained, satisfactory to Landlord. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant.

Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein and certificates evidencing the existence and amounts of such insurance which name Landlord and any Mortgagee as additional insured with evidence satisfactory to Landlord of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. Tenant acknowledges and agrees that insurance coverage carried by Landlord will not cover Tenant's property within the Premises and that Tenant shall be responsible, at Tenant's sole cost and expense, for providing insurance coverage for Tenant's movable equipment, furnishing, trade fixtures and other personal property in or upon the Premises and for any alterations, additions or improvements (other than the initial construction of the Tenant Improvements) to or of the Premises or any part thereof made by Tenant, in the event of damage or loss thereto from any cause whatsoever.

                          (ii)  Business interruption and extra expense
insurance, insuring Tenant for a period of eighteen (18) months against losses arising from the interruption of Tenant's business, and for lost profits, and charges and expenses which continue but would have been earned if the business had gone on without interruption, insuring against such perils, in such form as is reasonably satisfactory to Landlord. Such insurance should be without deductible and on an agreed amount basis with no coinsurance payable.

                          (iii) Tenant shall maintain a policy or policies of
fire and property damage insurance in "special" (also known as "all risk") form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and if applicable boiler and machinery, within the Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

                          (iv)  Tenant shall also maintain a policy or policies
of workers' compensation insurance and any other employee benefit insurance sufficient to comply with all Laws.

                          (v)    TENANT IMPROVEMENTS/ALTERATIONS.  Tenant shall
purchase and keep in force a policy or policies of liability, fire and property damage insurance including provision for the payment of deductibles (up to a maximum of $10,000 per occurrence for all-risk coverage and up to fifteen percent (15%) of replacement cost for earthquake) and pre-payment for coverage, up to one year, covering loss or damage to the Tenant

Improvements and Alterations, for which Landlord shall be listed as a co-loss payee) in the amount of the full replacement value thereof, insuring direct physical loss or damage included within the "special form" classification of coverage and flood and earthquake insurance, if available. In addition, during the course of construction of the Tenant Improvements, Tenant shall purchase and keep in force Comprehensive Builder's Risk/Course of Construction insurance, with the same requirements as policies described above but with appropriate adjustments to reflect that the Tenant Improvements are under construction. Tenant shall pay directly the cost of such policy or policies of insurance.

Insurance required under this Paragraph 12(c) shall be in companies rated "A" X or better in "Best's Insurance Guide." Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Occupancy Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within fifteen (15) days after delivery to Tenant of bills therefor.

                 (d) SURVIVAL. The provisions of this Paragraph 12 shall survive the expiration or termination of this Lease with respect to any claims or liability arising out of events occurring prior to such expiration or termination.

                 (e) LANDLORD'S INSURANCE OBLIGATIONS. Landlord shall purchase and keep in force a policy or policies of liability, fire and property damage insurance including provision for the payment of deductibles and pre-payment for coverage, up to one year, covering loss or damage to the Premises and Project in the amount of the full replacement value thereof, insuring direct physical loss or damage included within the "special form" classification of coverage and flood and earthquake insurance, if available, plus a policy of rental income insurance in the amount of twelve (12) months Base Rent and Additional Charges (or such longer time as any Mortgagee may require). At Tenant's request, Landlord shall include any specific Alterations made in accordance with this Lease in such policies, provided that Tenant provides Landlord with all information reasonably required by Landlord or its insurer in connection with such Alterations. In addition, during the course of construction of the Base Building Improvements and Tenant Improvements, Landlord shall purchase and keep in force Comprehensive Builder's Risk/Course of Construction insurance, with the same requirements as policies described above but with appropriate adjustments to reflect that the Project is under construction. Tenant shall pay to Landlord the cost of such policy or policies of insurance pursuant to Paragraph 4(c) [Additional Charges for Expenses and Taxes]. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises or the Project. Notwithstanding the foregoing obligations of Landlord to carry insurance, Landlord may modify the foregoing coverages if and to the extent it is commercially reasonable to do so; provided, however, that such coverages shall not be voluntarily reduced by Landlord without Tenant's prior consent.

         13. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, to the extent that this waiver does not invalidate or impair their respective insurance policies, the parties hereto release each other and their respective agents, employees, successors, contractors, subcontractors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk (i) which is actually insured against, to the extent of receipt of payment under such policy (unless the failure to receive payment under any such policy results from a failure of the insured party to comply with or observe the terms and conditions of the insurance policy covering such liability, in which event, such release shall not be so limited), (ii) which is required to be insured against under this Lease or the Work Letter, or (iii) which would normally be covered by the standard ISO "special" form of casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Landlord and Tenant shall each obtain a similar waiver of subrogation in their respective construction contracts for the Base Building Improvements and Tenant Improvements, respectively, and shall require that their respective contractors obtain a similar waiver from all subcontractors of all tiers. Landlord and Tenant shall each obtain, and shall cause their respective contractors and subcontractors to obtain, from their respective insurers under all policies of fire, theft and other property insurance maintained by either of them at any time during the Term (including during the course of construction of the Base Building Improvements and the Tenant Improvements) insuring or covering the Project or any portion thereof of its contents therein, a waiver of all rights of subrogation which the insurer of one party might otherwise, if at all, have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

         14.     SERVICES AND UTILITIES.

                 (a) LANDLORD'S RESPONSIBILITY. Landlord shall provide the maintenance and repairs described in Paragraph 9(a) [Maintenance and Repairs; Landlord's Obligations], except for damage caused by the acts or omissions of the Tenant Parties, which damage shall be repaired by Landlord at Tenant's expense, subject to the waiver of subrogation provisions in Paragraph 13.

                 (b) TENANT'S RESPONSIBILITY. Subject to the provisions elsewhere herein contained and to the Rules and Regulations, Tenant shall be responsible for arranging for, and direct payment of any and all cost of, garbage pickup, recycling, janitorial, security, landscape maintenance (except in the Project), transportation management programs (including any commuter shuttle program required by the City of Mountain View), water, electricity, gas, telephone, cable and digital communications equipment, and any and all other utilities and services, and Tenant shall provide the maintenance, repair and replacement of Building Systems in connection with such utilities and services as described in Section 9(b) [Repair and Maintenance; Tenant's Obligations]. Landlord shall cooperate with Tenant's efforts to arrange all such services. If Landlord assumes Tenant's maintenance obligations with respect to the Building Systems pursuant to Paragraph 9(e) [Cure Rights], Tenant shall cooperate fully with Landlord and abide by all the reasonable regulations and requirements that Landlord may prescribe for the proper functioning and protection of the Building Systems.

                 (c) NO EXCESSIVE LOAD. Tenant will not without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, use any apparatus or device in the Premises which, when used, puts an excessive load on any Building or its structure or systems.

                 (d) NO LIABILITY OF LANDLORD. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall Rent be abated by reason of, (i) the installation (but not including installation which is Landlord's obligation pursuant to the Work Letter), use or interruption of use of any equipment in connection with the foregoing utilities and services; (ii) failure to furnish or delay in furnishing any services to be provided by Landlord when such failure or delay is caused by Force Majeure Events, or by the making of repairs or improvements to the Project or any portion thereof which are the responsibility of Landlord under this Lease; or (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Project; provided, however, that (aa) Base Rent and Additional Charges may be abated during the period of any total interruption of utilities or services to the Premises which exceeds thirty (30) days only if such interruption results from an insured casualty such that proceeds are payable to Landlord under the rental interruption insurance carried by Landlord pursuant to Paragraph 12(e) [Landlord's Insurance Obligations] and only to the extent of such proceeds actually received by Landlord, and (bb) subject to the limitations on Tenant's recourse against Landlord contained in Paragraph 21(d) [Tenant's Remedies], Landlord shall be liable for any actual damage to Tenant's property to the extent caused by Landlord's gross negligence or willful misconduct in connection with the failure to furnish or delay in furnishing any services to be provided by Landlord.

         15. TENANT'S CERTIFICATES. Tenant, at any time and from time to time, within ten (10) days after written request from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground or underlying lessor or Mortgagee of any part of the Project or any other party acquiring an interest in Landlord, a certificate of Tenant substantially in the form attached as Exhibit "H". The certificate may also contain any other information reasonably required by any such persons. It is intended that any certificate of Tenant delivered pursuant to this Paragraph 15 may be relied upon by Landlord and any prospective purchaser, ground or underlying lessor or Mortgagee of any part of the Project or such other party. If requested by Tenant, Landlord shall provide Tenant with a similar certificate.

         16. HOLDING OVER. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration or termination of this Lease without the consent of Landlord, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the Monthly Base Rent during Tenant's holding over shall be the greater of the then-fair market rent for the Premises (as reasonably determined by Landlord) or one hundred twenty fifty percent (125%) of the Monthly Base Rent payable in the last full month prior to the termination hereof (and shall be increased in accordance with Paragraph 4(b) [Adjustments in Base Rent]). In addition to Rent, Tenant shall pay Landlord for all damages proximately caused by reason of the Tenant's retention of possession. Landlord's acceptance of Rent after such termination shall not constitute a renewal of this Lease, and nothing contained in this provision shall be deemed to waive

Landlord's right of re-entry or any other right hereunder or at law. Tenant acknowledges that, in Landlord's marketing and re-leasing efforts for the Premises, Landlord is relying on Tenant's vacation of the Premises on the Expiration Date. Accordingly, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, costs, expenses and damages arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any loss, cost or damages suffered by any prospective tenant of all or any part of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of all or any portion of the Premises by reason of such failure of Tenant to timely surrender the Premises.

         17. SUBORDINATION. Without the necessity of any additional document, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases that may now exist or hereafter be executed affecting any portion of the Premises or Project; and (ii) the lien of any mortgage or deed of trust that may now exist or hereafter be executed in any amount for which any portion of the Premises or Project or any ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security (any such lien being herein defined as a "Mortgage" and the holder of any Mortgage being a "Mortgagee"). Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any Mortgage to this Lease. If any ground lease or underlying lease terminates, or any Mortgage is foreclosed or a conveyance in lieu of foreclosure is made, for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Notwithstanding anything to the contrary contained herein, this Lease shall not be subject or subordinate to any ground or underlying lease or to any lien, Mortgage, or other security interest affecting the Premises, and Tenant shall not attorn to the ground lessor, Mortgagee or other holder of the interest to which this Lease would be subordinated unless such ground lessor, Mortgagee or holder executes a reasonable recognition and non-disturbance agreement which provides for the following (i) Tenant shall be entitled to continue in possession of the Premises on the terms and conditions of this Lease if and for so long as Tenant fully performs all of its obligations hereunder, (ii) such ground lessor, Mortgagee or holder will not have a more strict standard than is allowed per the Lease concerning the withholding of consent to Alterations, (iii) any draw upon the security deposit shall be credited to reduce the obligations of Tenant under the Lease, whether or not the lender actually receives the proceeds from such draw, and (iii) insurance proceeds must be made available for restoration or payment to Tenant in accordance with the terms of this Lease. Tenant shall execute and deliver upon demand by Landlord, and in the form requested by Landlord or any Mortgagee and reasonably acceptable to Tenant, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage. Tenant shall execute, deliver and authorize recordation of any such documents within twenty (20) days after Landlord's written request.

         18. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit "J" and all reasonable nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord and approved by Tenant, provided such rules and regulations do not unreasonably interfere with Tenant's use of the Premises as contemplated by this Lease. At such time as Landlord desires to modify the Rules and Regulations, it should deliver a copy of such modifications to Tenant for its approval, which shall not be unreasonably withheld. In the event that Tenant does not signify its disapproval within ten
(10) days and explain the reasons for such approval, the modifications shall be deemed to have been approved by Tenant. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and those set forth in the rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

         19. RE-ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times have the right to re-enter the Premises upon reasonable prior notice (except in the case of an emergency), and subject to Tenant's reasonable security precautions and the right of Tenant to accompany Landlord at all times, to inspect the same; to supply any service to be provided by Landlord to Tenant hereunder (unless Tenant is supplying such service); to show the Premises to prospective purchasers, Mortgagees or tenants (as to prospective tenants other than prospective tenants of any recaptured space, only during the last eighteen (18) months of the initial Term or the last twenty-four (24) months of any Extension Term); and to post notices of nonresponsibility; to alter, improve or repair the Premises and any portion thereof as required or allowed by this Lease or by law (and Landlord may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed). Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's or any third party's entry and acts pursuant to this Paragraph 19 unless caused by Landlord's gross negligence or willful misconduct. Tenant shall not be entitled to an abatement or reduction of Base Rent or Additional Charges if Landlord exercises any rights reserved in this paragraph. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except to the extent caused by Landlord's gross negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall have the right to use any and all means which Landlord reasonably determines are necessary or proper to open doors on the Premises in an emergency in order to obtain entry to any portion of the Premises. Any entry to the Premises, or portion thereof obtained by Landlord by any of said means, or otherwise, shall not under any emergency circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall use best efforts during re-entry to not unreasonably interfere with Tenant's use of the Premises or its business conducted therein.

         20. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings (each of the foregoing, an "Insolvency Proceeding"), whether now existing or hereafter amended or enacted, shall, at Landlord's option, constitute a breach of this Lease by Tenant, unless a petition in bankruptcy, receiver attachment, or other remedy pursued by a third party is discharged within sixty (60) days. Upon the happening of any such event (including the expiration of such 60 day period, if applicable) or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law (except as provided in Paragraph 11 [Assignment and Subletting]) or by voluntary or involuntary bankruptcy proceedings or otherwise. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.

         21.     DEFAULT.

                 (a) TENANT'S DEFAULT. The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a "default" hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of three (3) days from the date of written notice from Landlord (which notice shall be in lieu of and not in addition to the notice required by Section 1161 of the California Code of Civil Procedure) within which to cure any default in the payment of Base Rent or Additional Charges. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord (which notice shall be in lieu of and not in addition to the notice required by
Section 1161 of the California Code of Civil Procedure) within which to cure any other curable default under this Lease; provided, however, that with respect to any curable default other than the payment of Base Rent or Additional Charges that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Tenant commences to cure within thirty (30) days from Landlord's notice and continues to prosecute diligently the curing thereof. Notwithstanding the foregoing, (i) if a shorter cure period is specified elsewhere in this Lease or the Work Letter with respect to any specific obligation of Tenant, such shorter cure period shall apply with respect to a default of such obligation; (ii) the foregoing cure rights shall not extend the specified time for compliance with any required delivery, approval or performance obligation of Tenant under the Work Letter; and (iii) the foregoing cure rights shall not apply to any Draw Event (as defined in the Work Letter).

                 (b) LANDLORD'S REMEDIES. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

                          (1)  The rights and remedies provided by California
Civil Code, Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;

                          (2)  The rights and remedies provided by California
Civil Code, Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Base Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's rights to possession;

                         (3)  The right to terminate this Lease by giving
notice to Tenant in accordance with applicable law;

                          (4)   If Landlord elects to terminate this Lease, the
right and power to enter the Premises and remove therefrom all persons and property, and to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law.

                 (c) LANDLORD'S DEFAULT. Landlord shall have a period of thirty (30) days from the date of written notice from Tenant of Landlord's default (any such notice, a "Landlord Default Notice") to cure any default by Landlord under this Lease; provided, however, that with respect to any default that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Landlord commences to cure within thirty (30) days from Tenant's receipt of a Landlord Default Notice and continues to prosecute diligently the curing thereof. Tenant agrees to give any Mortgagee, by registered or certified mail, a copy of any Landlord Default Notice served upon the Landlord, provided that prior to such notice Tenant has been notified in writing of the address of such Mortgagee. If Landlord fails to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days after the expiration of such cure period within which to cure such default (provided that Tenant notifies Mortgagee concurrently with Tenant's delivery of the Landlord Default Notice to Landlord after the expiration of such cure period within which to cure such default; otherwise Mortgagee shall have thirty (30) days from the later of the date on which it receives notice of the default from Tenant and the expiration of Landlord's cure period). If such default cannot be cured by Mortgagee within the cure period, Tenant may not exercise any of its remedies so long as Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure).

                 (d) TENANT'S REMEDIES. Subject to Paragraph 3(f) [Exclusive Remedies], if any default hereunder by Landlord is not cured within the applicable cure period provided in Paragraph 21(c) [Landlord's Default], Tenant's exclusive remedies shall be an action for specific performance or action for actual damages. Tenant hereby waives the benefit of any laws granting it (A) the right to perform Landlord's obligation, or (B) the right to terminate this Lease or (C) withhold Rent on account of any Landlord default. Tenant shall look solely to Landlord's interest in the Project (such interest to include proceeds of insurance or condemnation where the claim of the Tenant arises in connection with the event giving rise to such proceeds), for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment. Any lien obtained to enforce such judgment and any levy of execution thereon shall be subject and subordinate to any

Mortgage (excluding any Mortgage which was created as part of an effort to defraud creditors, i.e. a fraudulent conveyance); provided, however that any such judgement and any such levy of execution thereon shall not be subject or subordinated to any Mortgage that is created or recorded in the Official Records of Santa Clara County after the date of the judgement giving rise to such lien. Notwithstanding the provisions of Paragraph 21(d)(B), Tenant shall have the right to terminate this Lease in the event (i) Landlord is in default of an express obligation under this Lease, (ii) such default, if not cured, would constitute constructive eviction of Tenant, (iii) Tenant has given written notice to Landlord and any Mortgagee, (iv) sixty (60) days has expired from the date of Tenant's written notice in accordance with clause (iii) and the default has not been cured and neither Landlord nor any Mortgagee are diligently attempting to cure such default. If all of the foregoing conditions exist, except that the default of Landlord is the failure to maintain or repair an item which is not structural in nature, then Tenant may, upon ten (10) additional days notice elect to provide the necessary repair or maintenance and to recover the cost of such cure with interest at the Default Rate (except to the extent otherwise payable by Tenant hereunder), all in the same manner and in accordance with the procedures described in Paragraph 25.

         22.     DAMAGE AND DESTRUCTION

                 (a) RESTORATION. Subject to the termination rights set forth in Paragraphs 22(c) [Casualty at End of Term] and Paragraph 22(d) [Mutual Termination Option] and Paragraph 22(e) [Destruction Where Insufficient Proceeds Are Available], if the Premises or any portion thereof are damaged or destroyed by fire or other casualty, Tenant will promptly give written notice thereof to Landlord, and:

                          (1)     Tenant, at Tenant's sole cost and expense,
and pursuant to the provisions of Paragraph 8 [Alterations] and/or the Work Letter, as applicable, will promptly repair, restore and rebuild the Tenant Improvements and any Alterations as nearly as possible to the condition they were in immediately prior to such damage or destruction or with such changes or alterations as may be made pursuant to Paragraph 8 [Alterations]; and

                          (2)     to the extent that any such damage or
destruction affects the Base Building Improvements, Landlord shall repair the same at Landlord's cost to the extent of Landlord's obligations under the Work Letter.

                 (b) INSURANCE PROCEEDS. Subject to the provisions of Paragraph 22(f) [Proceeds Upon Termination], all insurance proceeds recovered by the Landlord and/or Tenant on account of such damage or destruction, less the cost, if any, to the Landlord and/or Tenant of such recovery, shall be held by the Mortgagee or in escrow and paid out from time to time to or at the direction of Landlord in respect of the Base Building Improvements and Tenant in respect of the Tenant to the extent required to repair, restore and rebuild the Base Building Improvements and Tenant Improvements and any Alterations, pursuant to disbursement procedures established by Landlord and/or any Mortgagee. The amount of available insurance proceeds shall not limit Tenant's or Landlord's obligation to repair, restore and rebuild the Tenant Improvements and Alterations and the Base Building Improvements, respectively, in accordance with this Paragraph 22.

                 (c) CASUALTY AT END OF TERM. Notwithstanding anything to the contrary contained in this Lease, if, during the twelve (12) months prior to the expiration of the Term (without taking into account Tenant's termination option contained in Paragraph 45 [Termination Option] unless prior to the casualty Tenant notified Landlord in writing of Tenant's intent to exercise such option), the entire Building or a substantial portion thereof is damaged or destroyed by fire or other casualty, either Tenant or Landlord shall have the option to terminate this Lease as of the date of such damage or destruction by written notice to the other party given within thirty (30) days after such damage or destruction, in which event the Landlord shall make a proportionate refund to the Tenant of such Rent as may have been paid in advance. For the purposes of this paragraph, a "substantial portion" of the Building shall mean twenty percent (20%) or more of the Rentable Area thereof. If neither party elects to terminate this Lease, Landlord and/or Tenant shall repair, restore and rebuild the Premises in accordance with Paragraph 22(a) [Restoration].

                 (d) MUTUAL TERMINATION OPTION; INSURED CASUALTY. Notwithstanding anything to the contrary contained herein (but subject to Paragraph 22(e) below), if at any time during the Term the Base Building Improvements shall be damaged or destroyed to the extent that they cannot be reconstructed within twelve (12) months following the date such reconstruction can commence, either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage or destruction by written notice to the other party. Within forty-five (45) days after any damage or destruction described in this Paragraph 22(d), Landlord shall notify Tenant whether or not in Landlord's reasonable opinion (supported by reasonable written confirmation from a third party architect or general contractor) such reconstruction can be made within twelve (12) months after the date such reconstruction can commence, and if reconstruction cannot be made within twelve (12) months, whether or not Landlord elects to terminate the Lease. If Tenant is so notified, but Landlord does not elect to terminate, Tenant may terminate this Lease as of the date of such damage or destruction by written notice to Landlord given within forty-five
(45) days after receipt of Landlord's notice. If Tenant disputes Landlord's determination that such reconstruction can be completed within twelve (12) months, Tenant shall so notify Landlord within forty-five (45) days after receipt of Landlord's notice (supported by reasonable written confirmation from a third party architect or general contractor backing Tenant's assertions), and if the parties are unable to reach agreement within the ten (10) day period after Landlord's receipt of Tenant's notice, either party may submit such dispute to arbitration pursuant to Paragraph 41 [Arbitration of Disputes], provided that Landlords may, at its sole election (but shall not be obligated to), commence reconstruction of the Base Building Improvements while such arbitration proceedings are pending. If neither party elects to terminate this Lease, Landlord and/or Tenant shall repair, restore and rebuild the Premises in accordance with Paragraph 22(a) [Restoration].

                (e) DESTRUCTION WHERE INSUFFICIENT PROCEEDS ARE AVAILABLE. If the Base Building Improvements are damaged by any peril and the insurance proceeds (not including any "deductible" complying with provisions of this Lease) available to repair the Base Building Improvements are less than ninety-five percent (95%) of the replacement cost of the Base Building Improvements, then this Lease shall terminate unless the damage can be reconstructed within twelve (12) months following the commencement of reconstruction (determined as provided above) and either (x) Landlord elects to reconstruct the Base Building Improvements at its cost, or (y) if Landlord elects not to so reconstruct the Base Building Improvements, within ten (10) days after Landlord notifies Tenant of its election, Tenant agrees to pay the amount by which the restoration cost not covered by insurance proceeds exceeds five percent (5%) of the replacement cost of the Base Building Improvements. If Landlord elects to restore the Base Building Improvements, the cost incurred by Landlord, which is not covered by insurance proceeds, shall be amortized over the useful life of the Base Building Improvements and such amortization shall be reimbursed by Tenant to Landlord on a monthly basis during the remainder of the term of the Lease as an Additional Charge (which amortization shall be calculated with interest in the same manner as amortization determined pursuant to clause (v) and the last sentence of subparagraph 4(c)(1)(C); provided, however, that Tenant shall not be obligated to pay any portion of the useful life of the Base Building Improvements which extends beyond the Expiration Date. If Landlord does not elect to restore the Base Building Improvements, but becomes obligated to do so because Tenant elects to make the contribution toward the first sentence of this subparagraph, the Landlord shall restore the Base Building Improvements and utilize such insurance proceeds as are available, and Tenant shall make the contribution which it has agreed to make toward such cost as when Landlord needs such funds for restoration. If Landlord elects or becomes obligated to reconstruct the Base Building Improvements, Tenant shall be obligated to reconstruct the Tenant Improvements at Tenant's cost. However, notwithstanding anything contained herein, if Landlord makes the election under clause (x) of the first sentence of this subparagraph, the maximum cost to be borne by Tenant relating to the Base Building Improvements under any such event shall be amortization of an amount equal to fifteen percent (15%) of the replacement cost of the Base Building Improvements. In addition, and notwithstanding anything to the contrary contained in this subparagraph, if the total cost that Tenant becomes obligated to pay pursuant to this subparagraph on account of damage to the Base Building Improvements and the Tenant Improvements (either in cash or through amortization) exceeds fifteen percent (15%) of the full replacement cost of both the Base Building Improvements and the Tenant Improvements, then Tenant shall have the option to terminate this Lease; provided, however, that if Tenant exercises said option, this Lease shall not terminate if Landlord agrees to pay such excess.


                 (f) PROCEEDS AND PAYMENTS UPON TERMINATION. If this Lease is terminated under Paragraph 22(e) or by Tenant under Paragraph 22(c) [Casualty at End of Term] or Paragraph 22(d) [Mutual Termination Option; Insured Casualty], Landlord shall be entitled to retain any and all insurance proceeds arising out of the damage or destruction (including, without limitation, proceeds attributable to the Tenant Improvements), except for any portion of the award specifically compensating Tenant for the loss of its personal property, equipment and trade fixtures. Upon any termination by Tenant, Tenant shall assign all of its rights to any insurance proceeds to which it is entitled (except any portion specifically compensating Tenant for the loss of its personal property, equipment and trade fixtures) to Landlord.



                 (g) RENT ABATEMENT. In the event of an insured casualty, the Base Rent and Additional Charges during the period from the date of the damage or destruction until completion of the restoration, repair, replacement or rebuilding shall be abated by an amount that is in the same ratio to the Base Rent and Additional Charges as the area of the Premises rendered unusable for the permitted use hereunder bears to the area of the Premises prior to the damage or destruction, but only to the extent of the amount of proceeds payable to Landlord (taking into account any applicable waiting period or deductibles) under the rental interruption insurance required to be carried by Landlord pursuant to Paragraph 12(e) [Landlord's Insurance Obligations].

                 (h) WAIVER OF STATUTORY PROVISIONS. Tenant hereby waives the provisions of Section 1932.2, and Section 1933.4, of the Civil Code of California, or any similar laws now or hereafter in effect, that would relieve the Tenant from any obligation to pay Rent under this Lease due to any damage or destruction.

         23.     EMINENT DOMAIN.

                 (a) ENTIRE BUILDING. If the entire Building is taken or appropriated under the power of eminent domain or conveyed in lieu thereof (any such event, a "Taking"), (i) this Lease and all right, title and interest of the Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Taking, and (ii) the Base Rent and Additional Charges payable shall be apportioned as of the date of such vesting.

                 (b) PARTIAL BUILDING; TERMINATION. If there is a Taking of less than the entire Building, this Lease shall terminate as to the portion of the Building so taken upon vesting of title pursuant to such Taking, and if, but only if, such Taking is so extensive that it renders the remaining portion of the Building unsuitable for the use being made of the Building on the date immediately preceding such Taking, either the Tenant or the Landlord may terminate this Lease by written notice to the other party not later than thirty
(30) days after the date of such vesting, specifying as the date for termination a date not later than thirty (30) days after such notice. On the date specified in such notice, (i) the term of this Lease and all right, title and interest of Tenant hereunder shall cease, and (ii) the Base Rent and Additional Charges shall be apportioned as of the date of such termination.

                 (c) PARTIAL BUILDING; RESTORATION. If there is a Taking of less than the entire Building and this Lease is not terminated with respect to the Building as provided in (b) above, this Lease shall terminate as to the portion of the Building so taken upon vesting of title pursuant to such Taking. In any such case, Landlord shall restore the Base Building Improvements (to the extent of Landlord's obligations under the Work Letter) for the portion of the Building continuing under this Lease at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any Tenant Improvements or Alterations installed on the Premises by or at the expense of Tenant. Tenant shall, at Tenant's sole cost and expense, promptly and pursuant to the provisions of Paragraph 8 [Alterations], restore those portions of the Tenant Improvements and Alterations not so taken. Thereafter, the Base Rent and Additional Charges to be paid under this Lease for the remainder of the Term shall be proportionately reduced, such that thereafter the amounts to be paid by Tenant shall be in the ratio that the portion of the Building not so taken bears to the total area of the Building prior to such Taking.

                 (d) END OF TERM TAKING. If, during the twelve (12) months prior to the expiration of the Term, there is a Taking of a portion of the Building, both Landlord and Tenant shall have the option, exercisable by written notice to the other party given within thirty (30) days after such vesting of title, of terminating this Lease as of the date of vesting of title pursuant to the Taking, in which event Landlord shall make a proportionate refund to Tenant of any Base Rent and Additional Rent that has been paid in advance.

                 (e) TAKING OF PROJECT. If there is a Taking of any portion of the Project which causes the Premises to violate parking requirements, building setbacks or access requirements under any applicable Laws, Landlord shall cure such non-compliance by any reasonable means. If Landlord determines that such violation is not curable by reasonable means, or if Landlord fails to commence such cure within sixty (60) days after such Taking, both Landlord and Tenant shall have the option, exercisable by written notice to the other party, of terminating this Lease as of the date of vesting of title pursuant to the Taking, in which event Landlord shall make a proportionate refund to Tenant of any Base Rent and Additional Rent that has been paid in advance.

                 (f) AWARD. Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with any Taking, whether partial or total, and whether or not either Landlord or Tenant exercises any right it may have to terminate this Lease excepting that portion of the award which is specifically allocable to the unamortized cost of any Tenant Improvements (whether or not the Tenant was required to remove such Tenant Improvements at the Expiration of the Lease). Tenant shall have no claim against Landlord for any other part of such sum paid by virtue of the Taking, whether or not attributable to the value of the unexpired term of this Lease, except that Tenant shall be entitled to petition the condemning authority for the following: (i) the then unamortized cost of any Tenant Improvements or Alterations paid for by Tenant which Tenant is required to remove upon termination of the Lease; (ii) the value of Tenant's trade fixtures; (iii) Tenant's relocation costs; and

(iv) Tenant's goodwill, loss of business and business interruption.

                 (g) TAKING. Notwithstanding anything to the contrary contained in this Paragraph 23, if there is a Taking of the temporary use or occupancy of any part of the Premises during the Term, this Lease shall be and remain unaffected by such Taking and Tenant shall continue to pay in full all Base Rent and Additional Charges payable hereunder by Tenant during the Term. In such event, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. Notwithstanding the foregoing, if Landlord determines in its reasonable judgment that any Taking of the temporary use or occupancy of any part of the Premises will continue until the end of the Term, either party may elect to terminate this Lease by written notice to the other party at any time after Landlord has made such determination and delivered written notice thereof to Tenant, and Landlord shall be entitled to receive the entire award for the Taking, except for that portion which represents compensation for the use or occupancy of the Premises during the period of time prior to such termination.

                 (h) WAIVER OF STATUTORY PROVISIONS. Landlord and Tenant understand and agree that the provisions of this Paragraph 23 are intended to govern fully the rights and obligations of the parties in the event of a Taking of all or any portion of the Premises. Accordingly, the parties each hereby waives any right to terminate this Lease in whole or in part under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar Law now or hereafter in effect.

         24. SALE BY LANDLORD. Landlord shall not sell or otherwise convey its interest in any portion of the Premises, other than by foreclosure or a conveyance in lieu of foreclosure, prior to substantial completion of the Base Building Improvements. If Landlord sells or otherwise conveys its interest in all or any portion of the Premises, Landlord shall be relieved of its obligations under the Lease with respect to the conveyed portion from and after the date of sale or conveyance only when Landlord transfers the proportionate amount of any security deposit of Tenant to its successor and the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer, whereupon Tenant shall attorn to such successor.

         25. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Base Rent or Additional Charges. If Tenant defaults in the payment of any sum of money, other than Base Rent or Additional Charges, required to be paid by it hereunder or fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Landlord (or such longer period as noted in Paragraph 9(e)[Cure Rights] or Paragraph 21(a) [Tenant's Default], except in the event of emergency), Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part to be made or performed as provided in this Lease without waiving or releasing Tenant from any obligations of Tenant. All sums so paid by Landlord and all reasonable and necessary incidental costs incurred by Landlord in connection therewith, together with interest thereon at the Default Rate from the date of such payment by Landlord, shall be payable to Landlord on demand as Additional Charges.

         26.     OWNERSHIP OF IMPROVEMENTS; SURRENDER OF PREMISES.

                 (a) OWNERSHIP OF TENANT IMPROVEMENTS & ALTERATIONS. The Tenant Improvements and any Alterations constructed on or affixed to the Premises by or on behalf of Tenant pursuant to the terms and conditions of this Lease and the Work Letter, except for Tenant's movable furniture and equipment, trade fixtures and Alterations which can be removed without damage to the Premises, shall become Tenant's property upon their completion, shall remain Tenant's property throughout the Term of this Lease and shall become Landlord's property upon the expiration or earlier termination of this Lease.

                 (b) DELIVERY AND RESTORATION OF PREMISES. At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver to Landlord possession of the Premises, together with all improvements or additions thereon (including, without limitation, the Tenant Improvements and Alterations which Landlord does not require Tenant to remove pursuant to Paragraph 8 [Alterations] or Paragraph 6 [Election to Remove Tenant Improvements] of the Work Letter), in the same condition as received or first installed subject to normal wear and tear but in the condition described on Exhibit "K" attached hereto, subject to the terms of Paragraph 23 [Eminent Domain] and the rights and obligations of Landlord and Tenant concerning casualty damage pursuant to Paragraph 22 [Damage and Destruction]. Tenant may, upon the termination of this Lease, remove all movable furniture, trade fixtures and equipment belonging to Tenant which is not an integral part of any Building System, at Tenant's sole cost, provided that Tenant repairs any damage caused by such removal. Property not so removed shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord.
In addition, Tenant shall remove and/or reconfigure, at Tenant's sole cost and with all due diligence, any or all Tenant Improvements and Alterations to the Premises installed by or at the expense of Tenant which Tenant is required to remove and/or reconfigure under Paragraphs 8(d) or (e) [Alterations] of this Lease or Paragraph 6 [Election to Remove Tenant Improvements] of the Work Letter.

                 (c) NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

         27. WAIVER. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Base Rent or Additional Charges by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Base Rent or Additional Charges. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

         28. NOTICES. Except as otherwise expressly provided in this Lease, and except for routine bills or invoices for Base Rent or Additional Charges delivered by Landlord pursuant to Paragraph 4, which Landlord may elect to deliver by first class U.S. Mail, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail (return receipt requested), reputable overnight carrier, or delivered personally, (i) to Tenant at Tenant's address set forth in the Basic Lease Information; or (ii) to Landlord at Landlord's address set forth in the Basic Lease Information; or (iii) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Paragraph 28. Any bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date the return receipt indicates delivery of or refusal of delivery if sent by certified mail, the day upon which recipient accepts and signs for delivery from a reputable overnight carrier or on the date a reputable overnight carrier indicates refusal of delivery, or upon the date personal delivery is made, or 3 days after mailed by first class mail.

         29.     TAXES PAYABLE BY TENANT.   Prior to delinquency Tenant shall
pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.

         30. ABANDONMENT. Tenant shall not abandon the Premises and cease performing its financial and maintenance obligations under this Lease at any time during the Term. If Tenant abandons and ceases performing its financial and maintenance obligations under this Lease, or surrenders the Premises or is dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord. Notwithstanding anything to the contrary contained herein, Tenant may not vacate the Premises if such would result in a termination of Landlord's insurance. Upon Tenant's request, Landlord will ask its insurer if such vacation of the Premises would result in termination of its current insurance policy. Solely for purposes of this Paragraph 30, Tenant shall not be deemed to have abandoned the Premises solely because Tenant is not occupying the Premises.

         31. SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraphs 11 [Assignment and Subletting] and 24 [Sale by Landlord], the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.

         32. ATTORNEY'S FEES. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Base Rent or Additional Charges or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorney's fees, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment.

         33. LIGHT AND AIR. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

         34.     SECURITY DEPOSIT.

                 (a) LETTER OF CREDIT. On or before March 19, 1997, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable letter of credit, in the amount of One Million Seven Hundred and Fifty Thousand Dollars ($1,750,000), issued by a financial institution acceptable to Landlord in the form attached hereto as Exhibit "M", with an original term of no less than one year and automatic extensions through the end of the Term of this Lease and sixty (60) days thereafter (the "Letter of Credit"). Tenant shall keep the Letter of Credit, at its expense, in full force and effect until the sixtieth
(60th) day after the Expiration Date or other termination of this Lease, to insure the faithful performance by Tenant of all of the covenants, terms and conditions of this Lease, including, without limitation, Tenant's obligations to repair, replace or maintain the Premises and Tenant's obligations under the Work Letter. The Letter of Credit shall provide thirty (30) days' prior written notice to Landlord of cancellation or material change thereof, and shall further provide that, in the event of any nonextension of the Letter of Credit at least thirty (30) days prior to its expiration, the entire face amount shall automatically be paid to Landlord, and Landlord shall hold the funds so obtained as the security deposit required under this Lease. If for any reason such automatic payment does not occur in the event of a nonextension at least thirty
(30) days prior to expiration, Landlord shall be entitled to present its written demand for payment of the entire face amount of the Letter of Credit, and the funds so obtained shall be held as provided above. Any unused portion of the funds so obtained by Landlord shall be returned to Tenant upon replacement of the Letter of Credit or deposit of cash security in the full amount required hereunder. If Landlord uses any portion of the cash security deposit to cure any default by Tenant hereunder, Tenant shall replenish the security deposit to the original amount within ten (10) days of notice from Landlord. Tenant's failure to do so shall become be a material breach of this Lease. Landlord shall keep any cash security funds separate from its general funds, and shall invest such cash security at Tenant's reasonable direction, and any interest actually earned by Landlord on such cash security shall be paid to Tenant quarterly. If an event of default occurs under this Lease or the Work Letter (including, without limitation, any default by Tenant with respect to its payment and performance obligations under the Work Letter), or if Tenant is the subject of an Insolvency Proceeding, Landlord may present its written demand for payment of the entire face amount of the Letter of Credit and the funds so obtained shall become due and payable to Landlord. Landlord may retain such funds to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such event of default, and any remaining funds shall be held as a cash security deposit. Without limiting the foregoing, in the event of a default in Tenant's obligations to complete the Tenant Improvements in accordance with the Work Letter, Landlord may use the security deposit to complete the Tenant Improvements as contemplated by the Work Letter. The security deposit described in this Paragraph 34, and Tenant's obligations and Landlord's rights with respect thereto, shall be in addition to any Letter of Credit or other security provided by Tenant under the Work Letter.


                 (b) RETURN OF LETTER OF CREDIT. The Letter of Credit shall be returned to Tenant, and Tenant's obligation to provide a security deposit to Landlord under this Paragraph 34 shall terminate, at any time after the fifth (5th) anniversary of the Rent Commencement Date when Tenant can establish to Landlord's reasonable satisfaction that as of the end of any fiscal year of Tenant following the fifth anniversary of the Rent Commencement Date, Tenant has (i) annual net income in excess of Twenty-Five Million Dollars ($25,000,000) for the previous two consecutive years, (ii) shareholder equity in excess of One Hundred Million Dollars ($100,000,000), and (iii) cash and cash equivalents in excess of Fifty Million Dollars ($50,000,000), all as determined in accordance with GAAP and as reflected on certified, audited financial statements.

                 (c) SUBSTITUTION OF CASH COLLATERAL. In lieu of, or in replacement of, the Letter of Credit, Tenant may deliver to Landlord at any time during the Term a cash deposit in the face amount required of the Letter of Credit, provided that Landlord shall have no additional liability or reduced benefits from that which Landlord would have if Tenant provided a Letter of Credit. All terms, conditions and requirements with respect to the Letter of Credit contained in this Paragraph 34, including, without limitation, application of proceeds, reduction of amount, return of deposit, and investment requirements for cash collateral, shall apply to any such cash collateral.

                 (d) CONVERSION OF DEPOSIT TO LOAN. Landlord and Tenant acknowledge and agree that, if Tenant defaults under this Lease and fails to fully cure such default within the applicable cure period and Landlord elects to pursue its remedies under

California Civil Code Section 1951.2 or under this Lease to terminate this Lease (any such event, a "Landlord Action"), (i) Landlord will incur certain damages, costs and expenses, including, without limitation, marketing costs, commissions, relocation costs, tenant improvement costs, and carrying costs in connection with releasing the Premises, in addition to the other damages, costs and expenses Landlord may incur as a result of such default and/or other defaults under this Lease (all of the foregoing collectively, "Default Damages"); (ii) Landlord has no assurance of a source of funds to cover such Default Damages other than the proceeds of the Letter of Credit (or cash collateral); and (iii) the proceeds of the Letter of Credit (or cash collateral) should be available to Landlord to apply to Default Damages, even if the amount thereof exceeds that amount to which Landlord is ultimately determined to be entitled under this Lease and pursuant to applicable law. Accordingly, at Landlord's sole election, Landlord shall be entitled to draw the full amount of the Letter of Credit (or the full amount of cash collateral shall be released to Landlord) which is then existing (after any previous application of funds by Landlord and/or replenishment by Tenant pursuant to Paragraph 34(a) above), simultaneously with commencement of a Landlord Action or at any time thereafter. All proceeds thereof in excess of amounts applied (pursuant to Paragraph 34(a)) to Default Damages incurred by Landlord prior to commencement of the Landlord Action shall be deemed a loan from Tenant to Landlord (the "Default Loan"). The Default Loan shall be unsecured and shall not bear interest, and repayment thereof shall be limited to the terms and conditions set forth in this paragraph. Any sums to which Landlord from time to time becomes entitled hereunder and pursuant to law as a result of Tenant's default and any previous defaults of the Lease, to which the Letter of Credit (or cash collateral) has not previously been applied pursuant to Paragraph 34(a), shall be offset against the principal balance of the Loan. The amount of the Default Loan remaining, if any, after such offset shall be referred to herein as the "Excess Amount". The Excess Amount shall be payable by Landlord to Tenant from, and only from, first any proceeds from the Letter of Credit (or cash collateral) which have not been applied to Default Damages incurred by Landlord after the same are finally determined (the "Remaining Proceeds"), and then Excess Rent. The Remaining Proceeds shall be paid by Landlord to Tenant promptly upon final determination after the entire Premises are leased to a third party or parties. If Tenant disputes the amount of Remaining Proceeds paid by Landlord, Tenant may submit such dispute to arbitration in accordance with Paragraph 41 [Arbitration of Disputes] of this Lease. "Excess Rent" shall mean the amount by which (x) rent received by Landlord (from the tenant or tenants leasing all or any portion of the Premises after Tenant's default) in any month exceeds (y) the amount of rent that would have been payable under this Lease for such month if this Lease had not been terminated. Landlord shall pay Tenant one-half of the Excess Rent until the earlier of (A) the date the Excess Amount is fully repaid or (B) the date that would have been the Expiration Date (excluding any Renewal Term) of this Lease. Any remaining balance of the Default Loan on such date shall be deemed forgiven. If the Default Loan is insufficient to cover all Default Damages, Tenant shall pay Landlord any such shortfall immediately upon demand by Landlord, and Landlord shall have all rights and remedies available at law or elsewhere in the Lease with respect to such shortfall.

         35. FINANCIAL INFORMATION. Tenant will furnish to the Landlord within ninety (90) days after the end of each calendar year, copies of audited, consolidated financial statements, which shall include, without limitation, balance sheets, statements of income and expenses and sources and uses of funds of the Tenant and its subsidiaries for such calendar year, all in reasonable detail and stating in comparative form the figures as of the end of and for the previous calendar year and including appropriate footnotes, prepared in accordance with generally accepted accounting principles, and certified and audited by independent public accountants of recognized standing reasonably satisfactory to the Landlord; provided, however, that so long as Tenant is a publicly traded corporation, in lieu of the foregoing Tenant shall provide Landlord with copies of Tenant's annual report and 10K Filing when such documents are released to the public. Tenant hereby covenants and warrants to Landlord that all financial information and other descriptive information regarding Tenant's business, which has been or shall be furnished to Landlord, is and shall be accurate and complete at the time of delivery to Landlord.

         36. PARKING. Subject to the Rules and Regulations, Tenant shall have the exclusive right to use the parking situated on the Land; provided, however, that other than marking parking spaces situated on the Land as designated for Tenant's use (at Tenant's request), Landlord shall not be obligated to enforce such exclusive right.

         37.     MISCELLANEOUS.

                  (a) DEFINED TERMS. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term "Landlord" shall include Landlord and its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" shall include Tenant and its successors and assigns.

                 (b) OTHER TERMS. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

                 (c) QUIET ENJOYMENT. Upon Tenant paying the Base Rent and Additional Charges and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease.

                 (d) SURVIVAL OF INDEMNITIES; IMMEDIATE OBLIGATION TO DEFEND. All indemnities contained herein shall survive the expiration or earlier termination of this Lease. With respect to each of the indemnities contained in this Lease, the indemnitor has an immediate and independent obligation to defend the indemnitee from any claim which actually or potentially falls within the indemnity provision, which obligation arises at the time such claim is tendered to the indemnitor by the indemnitee and continues at all times thereafter.

         38.     REPRESENTATIONS AND WARRANTIES.

                 (a) LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants to Tenant that, to Landlord's best knowledge, (i) the Premises are not now in violation of any applicable Laws other than Laws with respect to Hazardous Substances; (ii) the zoning requirements currently applicable to the Premises permit the permitted use under this Lease; and (iii) upon substantial completion of the Base Building Improvements, the Premises will not be in violation of any applicable Laws other than Laws with respect to Hazardous Substances (subject to completion of the Tenant Improvements, to the extent such completion is required for compliance with any Law). For purposes of this Section 38, the term "to Landlord's best knowledge" shall mean the current actual conscious knowledge of Steve Dostart after reasonably appropriate and diligent inquiry in connection with the acquisition of the Land and construction of the Base Building Improvements. Landlord hereby represents that Steve Dostart is the representative of Landlord with supervisory responsibilities concerning the Premises, the acquisition of the Land and the construction of the Base Building

Improvements who would, in the ordinary course of his responsibilities, receive notice from persons or entities of any of the matters described in the representations and warranties in this Lease.

                 (b) TENANT'S REPRESENTATIONS AND WARRANTIES. Tenant represents and warrants to Landlord that, to Tenant's best knowledge, upon substantial completion of the Tenant Improvements, the Premises will not be in violation of any applicable Laws other than Laws with respect to Hazardous Substances. For purposes of this Section 38, the term "to Tenant's best knowledge" shall mean the current actual conscious knowledge of David Yntema after reasonably appropriate and diligent inquiry in connection with construction of the Tenant Improvements. Tenant hereby represents that David Yntema is the representative of Tenant with supervisory responsibilities concerning the Premises, this Lease and the construction of the Tenant Improvements who would, in the ordinary course of his responsibilities, receive notice from persons or entities of any of the matters described in the representations and warranties in this Lease.

         39.     REAL ESTATE BROKERS.

                 NO OTHER BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for Landlord's Broker and Tenant's Broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid as provided in a separate agreements between the parties. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any other broker, finder or other person with whom the other party has or purportedly has dealt.

         40.     HAZARDOUS SUBSTANCE LIABILITY.   Tenant has received from
Landlord a copy of the following report: (the "Environmental Reports"): (i) Phase I and Phase II Environmental Assessment, Former RMC Lonestar Facility, 605 Fairchild Drive, Mountain View, California, dated December 26, 1996 by McLaren Hart Environmental Engineering Corporation.

                 (a) DEFINITION OF HAZARDOUS SUBSTANCES. For the purposes of this Lease, "Hazardous Substances" shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under applicable environmental laws, ordinances or regulations.

                 (b) TENANT INDEMNITY. Tenant releases Landlord from any liability for, waives all claims against Landlord and shall indemnify, defend and hold harmless Landlord, its employees, partners, agents, subsidiaries and affiliate organizations against any and all claims, suits, loss, costs (including costs of investigation, clean up, monitoring, restoration and reasonably attorney fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Landlord), personal injury or death directly arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored on, in, or under the Land or Premises during the initial Term and any extensions of this Lease by Tenant or its employees, agents or contractors. The provisions of this Tenant Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

                 (c) LANDLORD INDEMNITY. Landlord releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its officers, employees, and agents to the extent of Landlord's interest in the Project, against any and all actions by any governmental agency for clean up of Hazardous Substances on or under the Land (including, without limitation, any groundwater contamination) including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney fees and Landlord also releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its officers, employees and agents from and against any and all actions for damages to property instituted by any third parties, if, and to the extent, in either case, arising from the presence of Hazardous Substances on, in or under the Land or Premises, except to the extent caused by the release, disposal, use or storage of Hazardous Substances in, on or about the Premises by Tenant, its employees, agents, sublessees, assignees, or contractors. The provisions of this Landlord Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

                 (d) TENANT COVENANTS. Tenant has informed Landlord that, except for very immaterial amounts of toxic materials incidental to office use (e.g. copier toner, typical janitorial cleaning materials, petroleum products in cars) and those materials listed on Exhibit "N", Tenant will not use any Hazardous Substances within the Project and shall comply with any applicable Laws to the extent that it does. Tenant shall immediately notify Landlord if and when Tenant learns or has reason to believe there has been any release of Hazardous Substances in, on or about the Project during the Term.

         41.     ARBITRATION OF DISPUTES.

ANY CONTROVERSY OR CLAIM ARISING OUT OF PARAGRAPHS 1(a) [PREMISES] WITH RESPECT TO REMEASUREMENT; 3(c) [OCCUPANCY DATE], 3(e) [MILESTONES], 3(f) [EXCLUSIVE REMEDIES], 4(c)(2)(4) [AUDIT], 7 [COMPLIANCE WITH LAWS], 8 [ALTERATIONS], 9 [REPAIRS AND MAINTENANCE], 14 [SERVICES AND UTILITIES], 22(f) [MUTUAL TERMINATION RIGHT; INSURED CASUALTY] WITH RESPECT TO LENGTH OF TIME TO RESTORE, 26 [DELIVERY AND RESTORATION OF PREMISES], AND 43(e) [CONVERSION OF DEPOSIT TO LOAN] WITH RESPECT TO THE AMOUNT OF REMAINING PROCEEDS, OF THIS LEASE, OR PARAGRAPH 18 [DISPUTE RESOLUTION] OF THE WORK LETTER, OR A BREACH OF SUCH PARAGRAPHS SOLELY BETWEEN LANDLORD AND TENANT, BUT NOT INCLUDING A DEFAULT WITH RESPECT TO THE TIMELY PAYMENT OF BASE RENT AND ADDITIONAL CHARGES, SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO ATTORNEYS' FEES AND COSTS.

                 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

         CONSENT TO NEUTRAL ARBITRATION BY:
/s/ Steve Dostart (LANDLORD): /s/ David Yntema (TENANT).


         42. SIGNAGE. Subject to (a) compliance with all applicable governmental requirements and subject to (b) Landlord's approval of the exact size, location and materials thereof (which approval shall not be unreasonably withheld, conditioned or delayed), Tenant shall have the right to install exterior monument signage adjacent to entrances to the Building and the Project and on the exterior of the Building, but in not more than two (2) locations on the exterior of the Building. Tenant shall be responsible for the costs related to such signage.

         43.     OPTION TO RENEW.   Tenant shall have the right to extend the
Term for one (1) period of seven (7) years ("Extension

Term") following the initial Expiration Date, by giving written notice ("Exercise Notice") to Landlord at least eighteen (18) months prior to the Expiration Date, subject to the following conditions: (i) no event of default is continuing under this Lease at the time of the Exercise Notice or at the commencement of the Extension Term; (ii) Vivus, Inc. continues to physically occupy the Premises; and (iii) the creditworthiness of Vivus, Inc. has not reduced below that which existed as of the execution date of the Lease, and, in the event that the Security Deposit required under Paragraph 34 has been returned to Tenant, and then the credit of Tenant as of the date of the Exercise Notice has fallen below the credit standards outlined in Paragraph 34(b) "Return of Letter of Credit", that Vivus, Inc. shall redeliver such Security Deposit to Landlord and such Security Deposit shall be governed by the provisions of Paragraph 34.

         44. RENT DURING EXTENSION TERM. The Monthly Base Rent during the seven-year Extension Term shall be the greater of the Base Rent paid during the last month of the immediately preceding Term or the Fair Market Rental Value for the Premises as of the commencement of the option term as determined below:

                 (a) Within the later of thirty (30) days after receipt of Tenant's Exercise Notice or eleven (11) months prior to the Expiration Date, Landlord shall notify Tenant of Landlord's estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Monthly Base Rent
during the ensuing Extension Term.   Within fifteen (15) days after receipt of
such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such Fair Market Rental Value or (ii) disagrees with such Fair Market Rental Value. No response shall constitute disagreement. If Tenant disagrees with Landlord's estimate of Fair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) business days after Landlord receives Tenant's notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, Tenant may make written demand upon Landlord for arbitration in accordance with the following paragraph. The judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City of Palo Alto in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration or commercial disputes, except to the extent the procedures mandated by said rules shall be modified as follows:

                          (1)     Tenant shall, by the applicable date
specified therefor in this Lease, make written demand upon Landlord pursuant to this Lease for arbitration, specifying therein the name and address of the person to act as the arbitrator on Tenant's behalf. The arbitrator shall be qualified as a real estate appraiser, with at least five (5) years experience in appraising major commercial property in Santa Clara County and a member of a recognized society of real estate appraisers, who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a timely and proper demand for such arbitration (specifying the arbitrator to act on Tenant's behalf, as aforesaid) shall constitute a waiver of the right thereto. Within ten (10) business days after receipt of Tenant's demand for arbitration, Landlord shall give written notice to Tenant pursuant to this Lease, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue. Notwithstanding the foregoing, upon receipt of Tenant's demand for arbitration Landlord may, in its sole discretion, deliver a revised estimate of the Fair Market Value of the Premises, and within fifteen (15) days after receipt of such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such revised Fair Market Rental Value, or (ii) disagrees with such revised Fair Market Rental Value, with no response constituting agreement. If Tenant disagrees with Landlord's Fair Market Value, then within ten (10) business days after receipt of Tenant's notice of such disagreement Landlord shall give Tenant written notice specifying Landlord's designated arbitrator as provided in this paragraph above.

                                  (2)If two (2) arbitrators are chosen pursuant
to paragraph (1) above, the arbitrators so chosen shall meet within ten (10) business days after Landlord notifies Tenant of the appointment of Landlord's arbitrator as aforesaid. If the two appraisers reach agreement on the Fair Market Rental Value, that value shall be binding and conclusive upon the parties. If within ten (10) business days after such first meeting the two arbitrators shall be unable to agree upon a determination of Fair Market Rental Value, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to Paragraph (1). If the first two arbitrators are unable to agree upon such appointment within five (5) business days after expiration of said ten (10) days period, the third arbitrator shall be selected by Landlord and Tenant, if they can agree thereon, within a further period of ten (10) business days. If Landlord and Tenant do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Chief Judge of the United States District Court having jurisdiction over the City and county of San Francisco, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment. The three (3) arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth in the following paragraph.

                 (3) If an issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settlement between Landlord and Tenant during the course of arbitration, the issue shall be resolved by the three arbitrators in accordance with the following procedures. Within ten (10) business days after appointment of the third arbitrator, each of the two arbitrators selected by Landlord and Tenant shall state in writing his determination of the Fair Market Rental Value supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select, within ten (10) business days after submission to the third arbitrator of the two proposed resolutions, which of the two proposed resolutions most closely approximates the third arbitrator's determination of Fair Market Rental Value. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

                          (4)     If any arbitrator fails, refuses or is unable
to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. Landlord and Tenant shall each pay the fees and expenses of its respective arbitrator, if any, and shall each pay half of the fees and expenses of the third arbitrator, if any. The attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

                          (5)     The arbitrators shall have the right to
consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental Value, but any such consultation shall be made in the presence of both Landlord and Tenant with full right on their part to cross-examine. The arbitrators shall render their decision and award in writing with counterpart copies to Landlord and Tenant. The arbitrators shall have no power to modify the provisions of this Lease.

                 (b) Wherever used throughout this Paragraph (Rent during Extension Term) the term "Fair Market Rental Value" shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term (including periodic increases during the Extension Term, if any) in the South Bay Area for comparable commercial office space in comparable condition, of comparable quality, as of the time that the Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration amount and type of parking, location, existing leasehold improvements (regardless of who paid for them and with the assumption, for purposes of determining Fair Market Rental Value, that they are fully usable by Tenant), proposed term of lease, amount of space leased, extent of service provided or to be provided, and any other relevant terms or conditions; provided, however, that in determining "Fair Market Rental Value," there shall be excluded any rental premium allocable to laboratory improvements in the Premises over the rent which would have been received had the lab areas been improved for office use.

                 (c) If binding arbitration has not been completed prior to the expiration of any preceding period for which Monthly Base Rent has been determined, Tenant shall pay Monthly Base Rent at the greater of the Base Rent paid during the last month of the immediately preceding Term or the Fair Market Rental Value estimated by Landlord, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding arbitration. Such adjustment shall not result in a decrease of the Monthly Base Rent for the Premises below the amount payable by Tenant as of the period immediately preceding the ensuing Extension Term.

                 (d) From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply; provided, however, that Tenant shall have no further rights to extend the Term. No brokers' commissions or allowance for new tenant improvements will be payable by Landlord in connection with the Extension Term.

         45. SATELLITE ANTENNAS. During the Term, Tenant shall have the right, subject to relevant regulatory approvals and Landlord's consent, such consent not to be unreasonably withheld or delayed, to install one or more satellite antennas (each, an "Antenna") on the roof of the Building in a location satisfactory to both Landlord and Tenant. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Antenna, if Landlord withholds its consent due to concerns regarding the appearance of the Antenna or the impact on structural aspects of the Building, such withholding of consent shall be presumptively reasonable. Tenant shall not be charged any rent for roof space. Prior to submitting any plans to the City of Mountain View or proceeding with any installation of an Antenna, Tenant shall submit to Landlord elevations and specifications for the Antenna. Tenant shall install any approved Antennas at its sole expense and shall be responsible for any damage caused by the installation of the Antennas or related to the Antennas. At the end of the Term, Tenant shall remove the Antennas from their locations and repair any damage caused by such removal.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                  LANDLORD:

                                  605 EAST FAIRCHILD ASSOCIATES, L.P.,
                                  a California limited partnership

                                  By:  Mozart-Wilson-Dostart Ventures, Inc.,
                                       a California corporation,
                                       Its General Partner


                                       By: /s/ Steve Dostart 3/13/97
                                           -------------------------
                                           Steve Dostart
                                           Its Vice President


                                  TENANT


                                  VIVUS, INC.,
                                  a Delaware corporation

                                  By: /s/ David C. Yntema 3/10/97
                                      -----------------------------
                                       David Yntema
                                       Its Chief Financial Officer

                                LIST OF EXHIBITS


EXHIBIT "A"      MAP OF PROJECT (INCLUDING THE BUILDING)

EXHIBIT "A-1"    DESCRIPTION OF LAND

EXHIBIT "B"      [INTENTIONALLY DELETED]

EXHIBIT "C"      STANDARD FOR MEASURING FLOOR AREA

EXHIBIT "D"      WORK LETTER

EXHIBIT "D-1"    SPAR REVIEW PLANS

EXHIBIT "D-2"    APPROVED TENANT PLAN GUIDELINES

EXHIBIT "E"      CERTIFICATE ESTABLISHING OCCUPANCY DATE

EXHIBIT "F"      ESTIMATED CONSTRUCTION SCHEDULE

EXHIBIT "G"      [INTENTIONALLY DELETED]

EXHIBIT "H"      ESTOPPEL CERTIFICATE

EXHIBIT "I"      [INTENTIONALLY DELETED]

EXHIBIT "J"      RULES & REGULATIONS

EXHIBIT "K"      REQUIRED CONDITION OF PREMISES UPON SURRENDER

EXHIBIT "L"      [INTENTIONALLY DELETED]

EXHIBIT "M"      FORM OF LETTER OF CREDIT

EXHIBIT "N"      TENANT'S HAZARDOUS SUBSTANCES DISCLOSURES

                             INDEX OF DEFINED TERMS




Defined Term              Paragraph
------------              ---------

Additional Charges .................... 4(a)(ii)

Affiliate ............................. 11(k)

Alterations ........................... 8(b)

Assignment ............................ 11(a)

Antenna ............................... 46

Base Building Improvements ............ Work Letter

Base Rent ............................. 4(a)(i)

Building .............................. Basic Lease Info. & 1(a)

Building Systems ...................... 9(b)

Default Damages ....................... 34(e)

Default Loan .......................... 34(e)

Default Rate .......................... 4(d)

Environmental Reports ................. 40

Expenses .............................. 4(c)(1)(C)

Expense Year .......................... 4(c)(1)(D)

Exercise Notice ....................... 43

Existing Covenants......................1(c)

Expiration Date ....................... 3(a)

Extension Term ........................ 43

Fair Market Rental Value .............. 44(b)

Force Majeure Events ..................3(e)

Foreclosure.............................47(d)

GAAP .................................. 3(c)(1)(C)(v)

Hazardous Substances .................. 40(a)

Initial Tenant Work Date ...............3(a)

Insolvency Proceeding ................. 20

Interest Rate ......................... 3(c)(1)(C)

Land .................................. Basic Lease Information &                     1(a)

Landlord .............................. Recitals & 37(a)

Landlord Action ....................... 34(e)

Landlord Parties ...................... 12(a)

Landlord's Broker ..................... Basic Lease Information

Landlord's Expense Statement .......... 4(c)(3)

Landlord's Plans....................... Work Letter

Landlord's Tax Statement .............. 4(c)(2)(A)

Laws .................................. 7(a)

Letter of Credit ...................... 34(a)

Liquid Assets ......................... 11(g)

Milestone ............................. 3(e)

Monthly Base Rent ..................... Basic Lease Information

Mortgage .............................. 17

Mortgagee ............................. 17

Occupancy Date ........................ 3(a)

Permitted Alterations ................. 8(c)

Permitted Transfer .................... 11(g)

Premises .............................. 1(a)

Project ............................... 1(c)(1)

Real Estate Taxes ..................... 4(c)(1)(B)




Rent .................................. 4(a)(ii)

Rent Commencement Date ................ 3(d)

Rentable Area ......................... Basic Lease Information

substantially complete ................ Work Letter

Strategic Partner ..................... 11(h)

Sublease .............................. 11(a)

Taking ................................ 23(a)

Tax Year .............................. 4(c)(1)(A)

Tenant ................................ Recitals & 37(a)

Tenant Improvements ................... Work Letter

Tenant Parties ........................ 12(b)

Tenant's Broker ....................... Basic Lease Information

Term .................................. 3(a)

Value of Tenant Improvements............11(e)

Work Letter ........................... 1(a)





                                  EXHIBIT "A"

                      MAP OF PROJECT (INCLUDING BUILDING)





              [SITE PLAN WITH BUILDING OUTLINED AND CROSSHATCHED]





                                   Exhibits -1

                                 EXHIBIT "A-1"

                              DESCRIPTION OF LAND





                    [PARCEL MAP AND LEGAL DESCRIPTION HERE]





                                   Exhibits -2

                                  EXHIBIT "B"

                            [INTENTIONALLY DELETED]





                                   Exhibits -3

                                  Exhibit "C"

                       Standard for Measuring Floor Area

                   City of Mountain View Planning Department
                              Zoning Calculations:
                             Methods, Definitions,
                               and Clarifications

                                  Exhibits - 4

Zoning Calculations:
Methods, Definitions
and Clarifications

1.       Percentage of Landscaping

         This requirement generally applies in commercial and industrial zoning districts.

         The percentage of landscaping is defined as the total area of the lot, minus the area covered by buildings, accessory structures, outdoor enclosures, driveways, and parking.

         Paved sidewalk and patio areas are counted as landscaping. Any areas which are necessary for automobile access or parking are not counted as landscaping, even though it may be planted with landscaping.

2.       Open Green Area, Paving, and Building Coverage

         These requirements generally apply in residential zoning districts.

         The following three categories open green area, auto-dedicated paving area, and building coverage when added together will account for 100 percent of the site area. However, in cases where upper level decks or patios are allowed to be counted as open green area (e.g., multi-family residential apartments), the total could exceed 100 percent of the site area.

         a.      Open Green Area

                 Total lot area; minus the area covered by buildings, accessory structures, other structures, driveways, and off- street parking. Also, decks, roof gardens and patios on upper floors, and similar open spaces shall constitute open green area, except in townhouse projects where upper level decks may not count toward the open green area requirement.

         b.      Auto-Dedicated Area (Paving)

                 Any area necessary for the ingress, egress, or parking of motor vehicles. This includes areas necessary for automobile circulation which also serve pedestrians.

It also includes fire turnaround areas, except those which are covered by turfstone/Grasscrete. Paved areas underneath carports are not included in parking coverage; they count as building coverage.

         c.      Building Coverage

                 The total lot area covered by structures (defined below). Porches, entryways, and covered patios are included in this calculation. All accessory structures, including garages, trash dumpster enclosures, storage sheds, etc., are included in this calculation. Architectural appurtenances are included in lot coverage also (i.e., stairs, chimneys, porches, decks above the first floor, etc.).

3.       Floor Area

         Floor areas shall include the following: all floor area enclosed within the walls of the principal structure (measured from the outside perimeter of the walls); the total floor area of all accessory structures, including garages, carports, and storage sheds; enclosed patios; and any other fully enclosed habitable space.

         The total area of each floor, as defined by the area enclosed by the exterior permanent walls, will be calculated separately. Openings for stairways or shafts are not deducted.

         In residential districts, any double height room will be counted as two floors if the average floor-to-floor or floor-to- roof height of the room exceeds 15'.

         In residences where proposed or existing habitable space is under a sloping roof, any area where the wall height is 5' or greater is counted as floor area. (See Figure 2).

         Any architectural projection which adds to the usable area of the building is included in floor area calculations (i.e., fireplaces and chimneys, full floor bay windows, etc.).

Figure 2:  Floor Area Under Sloping Roof

                                  Exhibits - 5

Figure 3:  Building Height

         Any basement level where more than one-half of the height is above building grade constitutes a story and counts as floor area (Section 36.23.3).

         Minor architectural projections which are cantilevered for short distances and are not a full story in height are not counted as floor area (e.g., kitchen greenhouse windows). Open, unenclosed structures such as decks, open porches, open patios and trellises are not counted as floor area.

4.       Height of Building

         The vertical distance from the elevation of the top of the existing or planned curb along the front property line to the highest point of the coping of a flat roof; or to the top of the slope of a mansard roof; or the mean height level between eaves and ridge for a gable, hip, or gambrel roof (Section 36.3.32.2). (See Figure 3.).

Figure 4:  Height of Wall

5.       Structure

         That which is built or constructed as an edifice or building of any kind, or any piece of work artificially built up or composed of parts joined together in the same definite manner (Section 36.3.70). This includes all buildings; all accessory structures such as garages, trash enclosures, storage sheds, etc.; all fences; porches; or any other built structure.

6.       Height of Wall

         The vertical distance from the grade along a given wall to the highest point of the coping of a flat roof; or to the top of the slope of a mansard roof; or to the mean height level between eaves and ridge for a gable, hip, or gambrel roof (Section 36.3.32.3). (See Figure 4.).

7.       Accessory Structure

         A use or structure subordinate to the principal use of a building on the same lot and serving a purpose . . . . . .

                                  EXHIBIT--6

                                  EXHIBIT "D"


                                  WORK LETTER

         1. Obligations of Landlord and Tenant. Landlord shall furnish and install the Base Building Improvements provided for in Paragraph 2 below at Landlord's expense, and Tenant shall furnish and install, at Tenant's expense, the additional interior improvements and building systems work (as described in Paragraph 3 hereof as exclusions from Base Building Improvements) necessary to complete the Premises, including, without limitation, cable TV connections, if any, telephone equipment and wiring, and office equipment wiring required by the plans and specifications approved by Landlord and Tenant pursuant to this Work Letter ("Tenant Improvements"); provided, however, that the Tenant Improvements shall not include lab benches, lab hoods, equipment, furnishings, and trade fixtures of Tenant that are not within the types of improvements described in Paragraph 3 hereof. Tenant shall bear the cost of Tenant Improvements, including, without limitation, the cost of space planning, preparing the working drawings and related permits and fees for Tenant Improvements, and changes to the Base Building Improvements due to Change Orders (as defined in Paragraph 10 below). The quantities, character and manner of installation of all of the foregoing work shall be subject to the limitations imposed by any applicable regulations, laws, ordinances, codes and rules.

         2. Base Building Improvements. Landlord shall furnish an industrial shell building which exterior and site shall substantially comply with the plans submitted for SPAR Review at the City of Mountain View (Exhibit D-1), and shall have the additional finishes and improvements as follows ("Base Building Improvements"):

                 (a) Floor - hard trowel, smooth concrete, level (at a specification not to exceed a slope of 1/4" in 10 feet) and ready for installation of floor covering (excluding standard floor preparation and waterproofing); underslab waterproofing shall include 2" sand layer over gravel with visqueen vapor barrier;

                 (b) ceiling/roof - (a) structural members, (b) completed roof assembly, (c) building sprinkler system to include main floor shut off valves, primary loop;

                 (c) exterior walls -  (a) exposed unfinished concrete walls,
(b) completed window assembly with painted metal window frames;





                                   Exhibits -7

                 (d) electrical/utilities - small electrical transformer for site lighting, all other utilities (including telephone lines and sanitary sewer) stubbed into shell;

                 (e)      elevator - one(1) elevator pit;

                 (f) stairs - one (1) building unfinished metal staircase which is in compliance with the applicable requirements of ADA concerning width of stairs, rise and landings;

                 (g) live load - slab and upper floor decks shall be designed to support a live load of eighty (80) pounds per square foot and a partition load of twenty (20) pounds per square foot for a total of one hundred (100) pounds per square foot; and

                 (h) site work - parking, parking lot lighting (in compliance with applicable code requirements) striping, curb cuts, ramps, sidewalks (if required by the City of Mountain View), underground storm drains, and main entries to the Building to be in compliance with the applicable ADA requirements.

Unless required by applicable Laws, Landlord shall not be obligated to fire-proof the Base Building Improvements. Landlord shall also provide landscaping as required by the City of Mountain View.

         3. Exclusions from Base Building Improvements. Specific exclusions from Base Building Improvements include, but are not limited to, (a) sprinklers beyond those required for shell permit, (b) window coverings, (c) fire alarms or security systems, (d) interior walls, (e) HVAC systems, (f) electrical service in the Building, (g) restrooms, (h) elevator, (i) lobby, (j) electrical, telephone, janitorial and similar closets, (k) building cabling,
(l) roof screens.

         4. Landlord's Plans. Landlord shall provide Tenant with necessary base "design build" drawings, specifications, and CAD diskettes (to the extent available) for the Buildings no later than July 1, 1997 ("Landlord's Plans"). Landlord's Plans shall be substantially in accordance with the SPAR Review Plans described on Exhibit "D-1" (which have been approved by Tenant), together with and including the specifications described for the Base Building Improvements in Paragraph 2 of this Work Letter, but shall specifically exclude any improvements to the interior of the Building, or items noted in Paragraph 3 as specific exclusions from the Base Building Improvements. Landlord shall have the right to change Landlord's Plans after submission to Tenant as needed to satisfy any requirements of the City of





                                   Exhibits -8

Mountain View.

         5. Tenant's Plans. Tenant shall diligently pursue the preparation of all construction plans and specifications for Tenant Improvements, and shall deliver such plans and specifications to Landlord for Landlord's review within ninety (90) days after Landlord has delivered Landlord's Plans. Tenant's architect and/or engineers shall prepare complete architectural, mechanical, electrical, plumbing, and other plans for the Premises. The space plan and working drawings shall provide for corridors, lobbies, bathrooms, mechanical and electrical systems, and fire exits which are designed to accommodate multi-tenant configurations in the Building (including, without limitation separate metering for utilities), in a design reasonably acceptable to Landlord; provided that Tenant will not be required to build corridors for multi-tenant configurations so long as Tenant does not build hard wall office space in the areas shown as "potential future corridors" on Landlord's Plans. The plans and working drawings also shall comply with Landlord's Plans, including, without limitation, those elements included therein which are Tenant Improvements hereunder (e.g. roof screens, placement of bathroom cores, elevators, lobbies and mechanical outside air supply ducts). All such plans, drawings and specifications shall be performed by Tenant's architectural services, or another architect mutually acceptable to Landlord and Tenant, and shall be subject to approval by Landlord, in Landlord's sole discretion. Notwithstanding the foregoing sentence, Landlord shall not unreasonably withhold its approval of improvements which comply with the Approved Tenant Plan Guidelines noted in Exhibit "D-2". Promptly following their completion, Tenant shall supply copies of the space plans and any other required supporting drawings and specifications, together with a pallet of interior colors and finishes, to Landlord for Landlord's review and approval. Within ten (10) business days after such submission, Landlord shall either approve or disapprove such items. Tenant shall make any changes necessary in order to correct any item identified by Landlord as grounds for its disapproval, and shall resubmit the corrected space plan, supporting drawings and specifications and pallet to Landlord within fifteen (15) business days after Landlord's disapproval. Within five (5) business days after Landlord receives the revised items, Landlord shall approve or disapprove them. This procedure shall be repeated until the space plan, supporting drawings and specifications and pallet of interior colors and finishes are finally approved by Landlord and written approval has been delivered to Tenant. The plans, drawings, specifications and pallet of interior colors and finishes for the Tenant Improvements which are approved by





                                   Exhibits -9

Landlord pursuant to this Paragraph 5 are referred to herein collectively as
"Tenant's Plans".   Once approved by Landlord, no material changes shall be
made to Tenant Plans without the prior written approval of Landlord, in Landlord's sole discretion. Tenant shall include provisions in its contracts with its design professionals which expressly allow Landlord to use any and all of the plans and specifications for the Tenant Improvements without any additional cost or payment in the event the Lease is terminated.

         6. Election to Remove Tenant Improvements. In connection with its approval of Tenant's Plans, Landlord shall designate in writing which Tenant Improvements must be removed upon the expiration or sooner termination of this Lease and which may remain on the Premises. If Landlord does not make such designation in writing with respect to any portion of the Tenant Improvements, Landlord shall be deemed to have elected to allow such portion of the Tenant Improvements to remain on the Premises. Tenant Improvements which comply with the parameters set forth in Exhibit D-2 shall not be subject to such a removal requirement except to the extent specifically set forth in Exhibit D-2.

         7. Tenant's Contractor. Tenant shall use Devcon Construction as its general contractor for the Tenant Improvements ("Tenant's Contractor"). Tenant shall direct and authorize Tenant's Contractor to keep Landlord fully informed of the construction process for the Tenant Improvements and to provide Landlord with access to all documentation and other information in Tenant's Contractor's possession or control regarding construction of the Tenant Improvements, provided that Landlord shall not be obligated to monitor or inspect construction of the Tenant Improvements or any information in connection therewith.

         8. Construction of Tenant Improvements. After receipt of Landlord's approval of Tenant's Plans, Tenant shall administer and diligently prosecute the construction of Tenant Improvements in accordance with Tenant's Plans. All Tenant Improvements shall be constructed by Tenant's contractor. Installation of all Tenant Improvements shall be coordinated with Landlord's contractor's schedule for the Base Building Improvements, and shall be handled in such a manner as to maintain harmonious labor relations and not interfere with or delay the work of Landlord's contractors. In addition, at Landlord's request all Tenant Improvements shall be constructed using union labor. All Tenant Improvements furnished and installed by Tenant shall not cause Landlord's contractor to be dependent upon Tenant's work in order for





                                  Exhibits -10

Landlord's contractor to complete his work. Tenant's contractors, subcontractors and labor shall be subject to approval by Landlord which approval shall not be unreasonably withheld or delayed and shall be subject to the reasonable administrative supervision of Tenant's general contractor and reasonable rules of the site. Contractors and subcontractors engaged by Tenant shall employ men and means to insure, so far as may be possible, the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. After the Occupancy Date, Tenant shall give Landlord full access and entry to the Premises in order to complete the Base Building Improvements. Tenant shall not be charged any fee for Landlord's review of the plans, drawings and specifications or any oversight of the construction of the initial Tenant Improvements. Landlord and Tenant shall each have the full benefit of all contractor warranties.

         9. Landlord's Right to Inspect and Stop Work. Upon reasonable prior notice (written or verbal), Landlord and its agents may inspect the Tenant Improvements in the course of construction and on completion of the Tenant Improvements. Landlord shall have the right to object to any material deviation from the Tenant Plans not approved by Landlord in accordance with this Work Letter. Tenant shall cause such deviation to be corrected. If Tenant contests any such objection, Tenant may avail itself of the arbitration provision set forth in the Lease. If the deviation is material in the Landlord's reasonable judgment and may have an adverse affect on the Base Building Improvements, Landlord shall have the authority, without liability to Tenant (except as stated in the last sentence of this paragraph 9), to stop that portion of the work relating to the deviation, without liability to Tenant unless the dispute resolution process is resolved in favor of Tenant and Tenant incurs additional costs for the Tenant Improvements as a direct result of such work stoppage. If the deviation is not corrected by Tenant and is not resolved in favor of Tenant through the arbitration process, Landlord may cause such deviation to be remedied, at Tenant's expense. In the event that Landlord breaches its obligations under this Work Letter and it is determined (pursuant to arbitration as contemplated by this Lease) to have caused actual delay of completion of the Tenant Improvements, the Rent Commencement Date shall be extended by the amount of such delay; provided, however, if the contractor being sued for the Base Building Improvements is the same as the contractor Tenant is using for the Tenant Improvements, no action or omission of such contractor shall be attributed to Landlord.

         10.   Change Orders.  Any changes requested by Tenant (or





                                  Exhibits -11
necessitated by applicable legal requirements due to Tenant's Plans) that necessitate revisions or changes in Landlord's Plans or the design or construction of the Base Building Improvements or delay the commencement or completion of Base Building Improvements, shall be subject to the prior written approval of Landlord, in its sole discretion; however, that Landlord shall not unreasonably withhold changes requested by Tenant which meet both of the following criteria: (i) that are required specifically to accommodate the Tenant Improvements; and, (ii) that do not affect the exterior appearance of the Building. Any such changes approved by Landlord shall be a "Change Order" hereunder. Tenant shall be responsible for all costs (which shall be evidenced by trade cost breakdowns by Landlord's Contractor) and delays resulting from such design revisions or construction changes (compensation for delays to include the lost rent to Landlord), including architectural and engineering charges, and any special permits or fees attributable to a Change Order.
Before any such design and/or construction changes are made, Tenant shall pay to Landlord the full costs to be incurred by Landlord in connection with such Change Order pursuant to Paragraph 14 below. Landlord and Tenant shall hold weekly construction meetings during the development of the Project and shall cooperate in good faith during the weekly meetings to review and agree upon Change Orders. In those instances in which proposed revisions to Landlord's Plans result from a Change Order, Landlord shall cause the Landlord's contractor, if applicable, to determine the additional cost or savings from such Change Order, and Landlord shall promptly so notify Tenant. The additional costs or savings resulting from such Change Orders (and the time impact of said Change Order, if any) shall be supported by detailed trade cost breakdowns prepared by Landlord's Contractor. Tenant shall, within five (5) business days after such notification by Landlord, inform Landlord in writing whether or not Tenant desires to proceed with such Change Order. In the event that Tenant fails to inform Landlord within such five (5) day period that Tenant desires to proceed with such Change Order, Landlord shall not make any changes(s) to the Base Building Improvements included in such Change Order. If Tenant informs Landlord within such five (5) day period that Tenant does wish to proceed with the proposed Change Order, the proposed Change Order shall be incorporated in the Base Building Improvements if applicable thereto and Landlord's contractor shall proceed with the work covered by the Change Order and Tenant shall be responsible for all costs and expenses incurred in connection therewith as aforesaid. The Landlord shall pass through to Tenant the Landlord's contractor's percentage mark-up (which shall not be greater than the mark-up charged to Landlord) for overhead and profit (which shall include all charges for





                                  Exhibits -12
general conditions) for Change Orders to the Base Building Improvements without additional mark-up from Landlord. All Change Orders shall be in writing and shall be on such AIA form as required by Landlord and/or Landlord's contractor. Tenant shall evidence in writing it's approval of such Change Order prior to Landlord's approval of same. Upon completion of the Tenant Improvements, Landlord shall reimburse Tenant for any net cost savings to Landlord in connection with the Change Orders, as documented in accordance with this Paragraph 10, within thirty (30) days after receipt of Tenant's billing and documentation.

         11. Substantial Completion. For purposes of this Work Letter and the Lease, (i) the Base Building Improvements shall be deemed "substantially complete" at such time as Landlord has completed work in accordance with Landlord's Plans and in compliance with all legal requirements applicable to the Base Building Improvements at the time the permits where obtained for the construction thereof subject to completion and correction of items on Landlord's architect's punch list, and certain other items which will not be completed until substantial completion of the Tenant Improvements (such as items necessary to modify the sprinklers in accordance with the Tenant Improvement package and certain landscaping), and (ii) the Tenant Improvements shall be deemed "substantially complete" at such time as Tenant has completed work in accordance with Tenant's plans and specifications sufficient to obtain the signature of the appropriate City of Mountain View building official that the Tenant Improvements have passed final inspection, subject only to the completion or correction of items on Tenant's architect's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work or decorating work to be performed by or for Tenant), and the Premises are in a reasonably appropriate condition for occupancy by Tenant. Upon Tenant's request, if a certificate of shell completion or similar certification is available from the City of Mountain View in connection with the Base Building Improvements, without incurring any additional cost or causing delays to the Base Building Improvements or Tenant Improvements, Landlord shall use commercially reasonable efforts to obtain such certification after completion of the Base Building Improvements and deliver a copy to Tenant.


         12. Initial Tenant Work Date. Landlord shall provide Tenant's contractors with access to the Building for purposes of constructing the Tenant Improvements from and after the "Initial Tenant Work Date". To be deemed the "Initial Tenant Work Date" the following construction components need to be completed in





                                  Exhibits -13
accordance with Landlord's Plans: (i) slab and footings in place; (ii) steel fully erected; (iii) upper floor decks and roof poured; (iv) roofing membrane installed; (v) access to the Building provided to Tenant's contractors along with location for the construction trailers for Tenant's contractors; (vi) utilities to be installed to slab; (vii) roof drain lines and underslab sanitary sewer lines with cleanouts will be installed; water will be provided in water main to building line; and (viii) storm drains.

         13. Tenant Delays. If substantial completion of the Tenant Improvements or Base Building Improvements is delayed due to any of the following (collectively, "Tenant Delays"), then the Rent Commencement Date shall be adjusted to reflect what the substantial completion date would have been if there had been no delay: (i) Tenant's failure to timely submit any items required by this Work Letter, including, without limitation, the space plan, supporting drawings and specifications and pallet of interior colors and finishes; (b) Tenant's requested changes to the Base Building Improvements (or necessitated by applicable legal requirements due to the Tenant's Plans) pursuant to any Change Order(s); (c) Tenant's failure to comply with Landlord's contractor's schedule; or (d) Tenant's requested changes to the Tenant Plans after the date specified for completion of such items herein.

         14. Billing. Tenant shall pay to Landlord all amounts payable by Tenant within twenty (20) days after billing by Landlord. Bills may be rendered during the progress of the work so as to enable Landlord to pay its general contractor, architect or engineers without advancing Landlord's funds for changes to the Base Building Improvements, though such progress billings shall only be based on the extent to which the work is completed.

         15. Insurance. During the course of construction, Landlord and Tenant shall require their respective contractors and architects to obtain and maintain in force Broad Form Comprehensive General Liability insurance (including, without limitation, insurance against completed operations liability for losses occurring within three (3) years after the completion of the Work) with coverage for explosion, collapse, and underground damage, against claims arising out of bodily injury, personal injury, or death and from damage to or destruction of property of others, including, without limitation, loss of use thereof, and including, without limitation, the liability of Landlord, Tenant or the applicable contractor or architect arising out of the activities of all subcontractors, and each of them, with a combined single limit of not less than One Million Dollars





                                  Exhibits -14

($1,000,000) for any one accident and/or occurrence and/or series of accidents or occurrences arising out of any one event. Such insurance shall include Broad Form Property Damage and Independent Contractors Coverage. Such insurance shall be primary and not subject to any contribution from any insurance carried by Landlord or Tenant. In addition, Tenant's architect, and any contractors or subcontractors doing design/build for any portion of the Tenant Improvements, shall carry Professional Liability Insurance (errors & omissions) insurance, in an amount not less than $1,000,000, covering personal injury, bodily injury and property damages, said coverage to be maintained for a period of three (3) years after completion of Tenant Improvements.

         16.     Completion Assurance.  The parties acknowledge and agree that
(i) Landlord will be acquiring the Land and obtaining a construction loan for the Base Building Improvements in reliance on the Lease, including Tenant's obligation to complete and pay for the Tenant Improvements as provided in this Work Letter, (ii) Landlord would not enter into the Lease unless Tenant's obligation to complete the Tenant Improvements is assured in accordance with the terms of this Paragraph 16, and (iii) Tenant's failure to provide such assurance and complete such Tenant Improvements shall entitle Landlord to the liquidated damages as provided herein. Accordingly, Tenant has agreed to provide assurance for its obligations under this Work Letter in accordance with this Paragraph 16.

                 (a) Certificate of Deposit. On or before March 19, 1997, Tenant shall deliver to Landlord a certificate of deposit in the amount of Two Million Dollars ($2,000,000) (representing the estimated cost of Tenant Improvements), as security for Tenant's obligation to provide the "Completion Assurance" (as described below). Landlord shall return the certificate of deposit to Tenant at such time as Tenant provides Landlord with the Completion Assurance. If Tenant does not provide the Completion Assurance on or before May 1, 1997, as such date may be extended by Landlord, in its sole discretion, by written notice to Tenant (as it may be so extended, the "Replacement Date"), it shall be a material default of Tenant under the Lease (without any cure right), and Landlord may terminate the Lease by delivering written notice to Tenant. Upon such termination of the Lease, Landlord may present the certificate of deposit for payment, and funds so obtained shall be due and payable to Landlord as liquidated damages for Tenant's failure to provide the Completion Assurance and complete the Tenant Improvements as required in this Work Letter.

IF LANDLORD TERMINATES THE LEASE AS A CONSEQUENCE OF TENANT'S





                                  Exhibits -15

FAILURE TO PROVIDE THE COMPLETION ASSURANCE ON OR BEFORE THE REPLACEMENT DATE, LANDLORD SHALL RETAIN THE CERTIFICATE OF DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT LANDLORD'S ACTUAL DAMAGES WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE IF TENANT DEFAULTS IN ITS OBLIGATION TO PROVIDE THE COMPLETION ASSURANCE BY THE REQUIRED DATE, AND THE AMOUNT OF THE CERTIFICATE OF DEPOSIT IS THE BEST ESTIMATE OF THE AMOUNT OF DAMAGES LANDLORD WOULD SUFFER. THE PARTIES FURTHER AGREE THAT THE PROVISIONS OF THIS PARAGRAPH 16(A) SHALL BE LANDLORD'S SOLE REMEDY (IN ADDITION TO TERMINATION OF THE LEASE) IN THE EVENT OF TENANT'S FAILURE TO PROVIDE THE COMPLETION ASSURANCE BY THE REPLACEMENT DATE, IN LIEU OF ALL OTHER REMEDIES LANDLORD MIGHT OTHERWISE HAVE HEREUNDER OR AT LAW OR IN EQUITY. THE PARTIES WITNESS THEIR AGREEMENT TO THIS LIQUIDATED DAMAGES PROVISION AND THIS LIMITATION OF REMEDIES PROVISION BY INITIALING BELOW:

LANDLORD: /s/SD                            TENANT:  /s/ DCY


                 (b) Approved Forms of Completion Assurance: On or before the Replacement Date, Tenant shall deliver to Landlord one of the following (any one, the "Completion Assurance"):

                          (i)     Completion Guaranty/Bond:  One or more
completion guarantees issued by Fireman's Fund Insurance Company, or such other guarantor as Landlord shall reasonably approve ("Guarantor"), guaranteeing the completion of the Tenant Improvements in form and substance acceptable to Landlord.

                                  (A)      The completion guarantee shall
require the Guarantor to assure lien free completion of all the Tenant Improvements required to be constructed by Tenant pursuant to this Work Letter at no cost to Landlord and with no subrogation rights in respect to Landlord's interest in the Premises, the Lease or otherwise.

                                  (B)      Tenant agrees that, in connection
the issuance of such a completion guarantee, Tenant shall deposit a certificate of deposit with the Guarantor in the amount of the cost of Tenant Improvements. The completion guarantee shall require the guarantor to complete the Tenant Improvements in accordance with the approved Tenant's Plans, or if and to the extent such plans and specifications are not complete, in accordance with Landlord's instructions, subject, however, to the limitation that the Guarantor shall not be required to complete tenant improvements with a value in excess of the greater of Two Million Dollars ($2,000,000) or the total cost of the Tenant Improvements (as reflected in Tenant's construction contract for





                                  Exhibits -16
the Tenant Improvements). Tenant agrees that in connection with the issuance of such completion guarantee Tenant shall execute such additional documents as shall be necessary to cause the Guarantor to issue the completion guarantee, including, without limitation, an agreement to indemnify the Guarantor against any and all costs (including, without limitation, the costs of litigation) in connection with the obligations of the Guarantor under the completion guarantee.

                                  (C)      The cost of the premium for the
completion guarantee is estimated to be one half percent of the aggregate value of the Tenant Improvements.

                                  (D)      If Landlord determines that a
completion guarantee substantially on the terms and conditions described in this clause (i) is unavailable, Landlord shall give written notice thereof Tenant at any time (but in any event at least five (5) business days prior to the Replacement Date), and Tenant shall be obligated to cause the Letter of Credit (described in (ii) below) to be issued as the Completion Assurance.

                 (ii) Letter of Credit: One or more unconditional, irrevocable letter(s) of credit, in the initial aggregate amount of Two Million Dollars ($2,000,000), issued by a financial institution, and in form and substance, acceptable to Landlord.

                                  (A)      The letter(s) of credit shall have
an original term of no less than one year and automatic extensions until sixty
(60) days after the later of Tenant's satisfaction of all of its obligations under this Work Letter and the Rent Commencement Date. The letter(s) of credit shall provide for partial draws. At such time as Tenant enters into a construction contract for the Tenant Improvements, if the total cost of Tenant Improvements (as reflected in such contract) exceeds Two Million Dollars ($2,000,000), Tenant shall increase the letter of credit to reflect the total cost of Tenant Improvements. If the total cost of Tenant Improvements is less than Two Million Dollars ($2,000,000), there shall be no change in the amount of the letter of credit. Tenant shall keep the letter of credit, at its expense, in full force and effect during such time as security for Tenant's obligation to timely construct the Tenant Improvements pursuant to, and in accordance with the terms of, this Work Letter. The letter of credit shall provide thirty (30) days' prior written notice to Landlord of cancellation or material change thereof.

                (B) If a "Draw Event" (as defined below) occurs, Landlord or its assignee, at its option, may present its





                                  Exhibits -17
written demand for payment of the entire face amount of the letter of credit and the funds so obtained shall become due and payable to Landlord or its assignee, and Landlord or its assignee may use the funds so obtained to complete the Tenant Improvements contemplated by this Work Letter or, if Landlord terminates the Lease as a result of a default by Tenant, in lieu of any portion thereof, any other improvements or alterations to the Premises (so long as the aggregate cost of the Tenant Improvements and/or other improvements or alterations does not exceed the cost of the Tenant Improvements as determined pursuant to Paragraph 16(b)(ii)(A)). Alternatively, Landlord or its assignee may make partial draws on the letter(s) of credit as needed to pay for the Tenant Improvements (or, if Landlord terminates this Lease as a result of a default by Tenant, any other improvements or alterations so long as the aggregate cost thereof does not exceed the cost of the Tenant Improvements as determined pursuant to Paragraph 16(b)(ii)(A)). Upon Landlord's completion of the Tenant Improvements (or any other improvements or alterations), Landlord shall reimburse Tenant, at Tenant's request and subject to Landlord's receipt of reasonable documentation, for any costs incurred by Tenant prior to the Draw Request for construction of the Tenant Improvements, but only to the extent of any remaining proceeds from the letter(s) of credit. A "Draw Event" shall mean any of the following: (I) Tenant is the subject of an Insolvency Proceeding (as defined in the Lease); (II) Tenant defaults under its construction contract with Tenant's Contractor and does not cure such default within the longer of the applicable cure period under such contract or five (5) days after such default occurs; (III) the Lease is terminated by Landlord due to a Tenant default before completion of the Tenant Improvements; (IV) the letter of credit is not extended within thirty (30) days prior to its expiration; and (V) Tenant fails to complete the Tenant Improvements within one hundred (100) days after the Base Building Improvements are substantially complete (subject to delay, not to exceed ninety (90) additional days, caused by Force Majeure Events), provided that if Landlord reasonably determines that Tenant is diligently pursuing construction of the Tenant Improvements, Landlord shall allow Tenant an additional thirty (30) days to complete the Tenant Improvements.

                                  (C)      The letter of credit shall be
returned to Tenant, and Tenant's obligations under this Paragraph 16 shall terminate, at such time as Tenant has spent $1,800,000 on the Tenant Improvements, a minimum of $1,600,000 of which is used to construct generic office improvements and all of the improvements described in Paragraph 3 hereof, except items (c) and (k), which are exclusions from the Base Building Improvements, and has provided Landlord with items (w), (x) and (y) required in





                                  Exhibits -18

Paragraph 17 below and evidence satisfactory to Landlord that all potential lien claimants have been fully paid and released their lien claims. Tenant Improvements costs, as used in the subparagraph (c), shall include reasonable design, permit, construction consultant fees, as well as all amounts paid for labor, materials and contractor's fees related to the construction of the Tenant Improvements. To the extent that Tenant does not make the minimum investment in Tenant Improvements described by this subparagraph prior to the time Tenant completes the Tenant Improvements it initially constructs in the Premises, then Tenant shall have the right (upon move-in and acceptance) to replace the letter of credit initially given with a new letter of credit in the amount of the difference between the minimum investment required by this subparagraph and the amount actually spent by Tenant, which letter of credit shall be governed by this Paragraph 16 and shall be maintained by Tenant until such time as Tenant has expended an amount equal to or exceeding the face amount of such new letter of credit on Alterations which Alterations, if they had been constructed along with the Tenant Improvements initially constructed by Tenant, would have enabled Tenant to meet the minimum investment requirement set forth in this subparagraph.

                                  (D)      At or prior to Tenant's delivery to
Landlord of the letter(s) of credit, Tenant shall enter into, and shall cause Tenant's Contractor for the Tenant Improvements to enter into, an agreement with Landlord, in form and substance reasonably satisfactory to Landlord (the "Three Party Agreement"). The Three Party Agreement shall provide that, if a Draw Event occurs, and the Landlord has terminated this Lease, Landlord shall have the option to either (I) terminate the existing contract for construction of Tenant Improvements, after paying the general contractor for all completed work from the proceeds of the letter(s) of credit, to the extent they are available to Landlord; or (II) assume Tenant's obligations under the existing contract for construction of Tenant Improvements; or (III) terminate the existing contract as provided in (I) above and enter into a new contract with the general contractor for completion of the Tenant Improvements or any other alterations or improvements to the Premises.

                 (iii) Other Completion Assurance: In lieu of the letter(s) of credit or completion guaranty/bond described above, Tenant may deliver to Landlord other completion assurance in the face amount required by the letter(s) of credit, and in form and substance acceptable to Landlord in its sole discretion, provided that Landlord shall have no additional liability or reduced benefits from that which Landlord would have if Tenant provided





                                  Exhibits -19
letter(s) of credit. All terms, conditions and requirements with respect to the letter(s) of credit contained in this paragraph, including, without limitation, application of proceeds, reduction of amount, return of letter(s) of credit, draw events, and partial draw options, shall apply to any such completion security.

         (c) Additional Obligations. The certificate of deposit and Completion Assurance described in this Paragraph 16, and Tenant's obligations and Landlord's rights with respect thereto, shall be in addition to any Letter of Credit or other security deposit provided by Tenant under the Lease pursuant to Paragraph 34 of the Lease.

         17. Tenant's Occupancy. Prior to Tenant's commencement of business at the Premises, Tenant shall provide to Landlord the following: (w) "as-built" drawings signed by either Tenant's architect or contractor; (x) final punch list signed off by both Tenant and Landlord and /or their architects; (y) written certification from Tenant's architect and/or contractor that the work is complete and meets all applicable building codes, and a copy of the certificate of occupancy; and (z) final conditional lien releases (IE. the final amount due to Tenant's contractor and any other contractors, subcontractors or suppliers).

         18. Dispute Resolution. If Landlord and Tenant disagree concerning (i) any issues used to determine the Occupancy Date or the Rent Commencement Date, (ii) whether or not Tenant is in default under its contract with Devcon Construction for construction of the Tenant Improvements, (iii) whether or not there had been delay in completion of construction beyond the allocated time periods, and the parties are unable to resolve that dispute within thirty (30) days after Tenant occupies the Premises, the dispute shall be submitted for resolution pursuant to the Lease. Notwithstanding the foregoing, during the pendency period of any arbitration initiated pursuant to this Paragraph 16, Tenant shall pay Rent and Additional Charges from and after the Rent Commencement Date as determined by Landlord; provided, however, that such payment shall be without prejudice to the ultimate determination of that issue.





                                  Exhibits -20

                                  EXHIBIT D-1

                               SPAR REVIEW PLANS



         FIRM    SHEET             DATE    DESCRIPTION
         ----    -----             ----     -----------
         Devcon  A1.1             2/19/97  Site Plan

         Devcon  A2.1             2/19/97  First Floor Plan

         Devcon  A2.2             2/19/97  Second Floor Plan

         Devcon  A3.1             2/19/97  Elevations





                                  Exhibits -21

                                  EXHIBIT D-2

                        APPROVED TENANT PLAN GUIDELINES



            [To be forthcoming pursuant to the terms outlined below]



Landlord and Tenant shall endeavor to agree upon parameters concerning the contents of this Exhibit. However, the parties have no obligation to so agree. In the event that Tenant believes that the parties are unable to agree upon such parameters, Tenant shall have the option to terminate the Lease by providing Landlord written notice of its election to do so within two (2) weeks of the execution date of the Lease.





                                  Exhibits -22

                                   EXHIBIT E
ESTOPPEL CERTIFICATE

[Date]

Vivus, Inc.
545 Middlefield Road
Menlo Park, CA  94025
Attn:  Chief Financial Officer

         Re: Acknowledgment of Occupancy Date under the Lease Agreement by and between 605 East Fairchild Associates, L.P., and Vivus, Inc., dated as of February ______________, 1997 (the "Lease")

Dear Sirs:

                 This letter will confirm that for all purposes of the Lease, the Occupancy Date (as defined in Paragraph 3(a) of the Lease) is _______________, 199_.

                 Please acknowledge your acceptance of this letter by signing and returning a copy to the undersigned.

                                  Very truly yours,

                                  605 East Fairchild Associates, L.P.,
                                  a California limited partnership

                                  By:  Mozart-Wilson-Dostart Ventures, Inc.,
                                       a California corporation
                                       Its General Partner


                                       By: ___________________
                                       Its: __________________


Accepted and Agreed:

Vivus, Inc.,
a Delaware corporation

By: ___________________________
Its: __________________________

Dated: ________________________





                                  Exhibits -23

                                  EXHIBIT "F"

                        ESTIMATED CONSTRUCTION SCHEDULE





                                  Exhibits -24

                                  Exhibits -25

                                  EXHIBIT "G"

                            [INTENTIONALLY DELETED]





                                  Exhibits -26

                                  EXHIBIT "H"

                              ESTOPPEL CERTIFICATE
                             (CONSTRUCTION LENDER)


      [TO FOLLOW FROM LENDER, SUBJECT TO TENANT'S REASONABLE REQUIREMENTS]





                                  Exhibits -27

                                  EXHIBIT "H"

                      FORM OF TENANT ESTOPPEL CERTIFICATE
                                   (ONGOING)

TO:      _________________________________________________, OR ASSIGNEE
("LENDER"), AND/OR WHOM ELSE IT MAY CONCERN:

THIS IS TO CERTIFY THAT:

1. The undersigned is the lessee ("Tenant") under that certain lease dated __________________________, 19______, ("Lease"), by and between
         _________________________________________________________________as
         lessor ("Landlord") and ___________________________________________
         ____________________ as Tenant, covering those certain premises commonly known and designated as
         _______________________________________
         ___________________("Premises").

2. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state "none"). The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises.
         ____________________.

3. The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs (except as expressly provided in the Lease or as indicated below; if none, state "none").
         _______________________________________________________________________
         _____________________________________________________.

4. The Tenant has accepted the Premises, and opened for business in the Premises on _________________, 19 ____. The Lease term began _____
         ____________________, 19____. The termination date of the present term of the Lease, excluding unexercised renewals, is ______________ , 19 ____.

5. The Tenant has paid rent for the Premises for the period up to and including ___________________________, 19_________. The fixed minimum rent and any additional





                                  Exhibits -28
         rent (including the Tenant's share of tax increases and cost of living increases) payable by the Tenant presently is $ ___per month._No such rent has been paid more than one (1) month in advance of its due date, except as indicated below (if none, state "none"). The Tenant's security deposit is $
         _________________________.__________________________________
         ____________________________________________________________

6. To the best of Tenant's knowledge (which means the current, actual knowledge of the signatory for Tenant, who is the person responsible at Tenant for applicable matters): (i) no event has occurred and no condition exists which, with the giving notice or the lapse of time or both, will constitute a default under the Lease; and (ii) the Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord.

7. The Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $__________________________ _____________________(or if other than cash, describe below; if none, state "none"). Except as noted below, all conditions under this Lease to be performed by the Landlord have been satisfied.
         _______________________________________________________________________
         _______________________________________________________________________
         ___________________________________________.

8. Except as provided in the Lease, the Tenant has no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

9. No actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.

10. The Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state "none"). No one except the Tenant and its employees occupies the Premises. _____________________________________
         _____________________________________________.

11. The address for notices to be sent to the Tenant is as set forth in the Lease.

12.      To the best of Tenant's knowledge, Tenant's and Tenant's





                                  Exhibits -29
         sublessee's and assignee's use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

13. The Premises have not been used and the Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste except as permitted by the lease.

14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgements outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to Tenant's or Tenant's sublessee's or assignee's use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15. (INCLUDE THIS PARAGRAPH FOR LOAN TRANSACTIONS.) The Tenant acknowledges that all the interest of the Landlord in and to the Lease is being duly assigned to Lender, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease unless and until the Tenant is notified otherwise in writing by Lender or its successors or assigns. Tenant is hereby authorized and directed by Landlord to comply with any written direction of Lender concerning payment of Rent and no such compliance will give rise to any default by Tenant under the Lease.

         It is particularly noted that:
         (a) Under the provisions of this assignment, the Lease cannot be terminated (except as expressly provided in the Lease) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Lender or it successors or assigns, and without such consent, no rent may be collected or accepted more than one (1) month in advance.

         (b)     The interest of the Landlord in the Lease has been





                                  Exhibits -30
         assigned to Lender for the purposes specified in the assignment. Lender, or its successors or assigns, assumes no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof.

         (c) Any notices sent to Lender or its affiliates should be sent by registered mail and addressed as follows:
                 _______________________________________________________________
                 _______________________________________________________________
                 ______________.

16. Tenant agrees to give any Mortgagee and/or Trust Deed Holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, and Lender shall have the cure rights expressly provided in Paragraph 21 of the Lease.

17. This certification is made to induce Lender to make certain fundings, knowing that Lender relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of the Tenant.



DATED THIS ________________________________ DAY OF
________________________________, 19 ___________.

                                       ____________________________________
                                       (TENANT)

                                        BY:
                                           --------------------------------

                                        ITS:
                                           --------------------------------

                                        DATE:
                                           --------------------------------

THE UNDERSIGNED HEREBY CERTIFIES THAT THE CERTIFICATIONS SET FORTH ABOVE ARE TRUE AS OF THE DATE HEREOF.

                                       ____________________________________
                                       (OWNER/LANDLORD)

                                        BY:
                                           --------------------------------

                                        ITS:
                                           --------------------------------

                                        DATE:
                                           --------------------------------





                                  Exhibits -31

                                  EXHIBIT "I"

                            [INTENTIONALLY DELETED]





                                  Exhibits -32

                                  EXHIBIT "J"

                             RULES AND REGULATIONS

         1. Sidewalks, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. Tenant, and Tenant's employees or invitees, shall not go upon the roof of the Building, except as authorized by Landlord or pursuant to Paragraph 46 of the Lease.

         2. All curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any exterior window, door or patio on the Premises, if any, shall be subject to Landlord's approval, which shall not be unreasonably withheld.

         3. If Tenant shall alter any lock or access device or install a new or additional lock or access device, Tenant shall in each case furnish Landlord with a key for any such lock to the extent Landlord would be entitled to such key under the Lease.

         4. Upon the termination of the tenancy, Tenant shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which Tenant shall have had made.

         5. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or Tenant's employees or invitees shall be borne by Tenant.

         6. Animals or birds shall not be brought or kept in or about the Premises or the Building, other than seeing-eye dogs or other such animals that assist handicapped individuals.

         7. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building except as expressly permitted by the Lease.

         8. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing





                                  Exhibits -33
by Landlord. The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant's contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant.

         9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry
and which is allowed by law.   Tenant may hang pictures on walls in the
Premises. Any damage to the walls caused by molley bolts, double sided tape, or like hanging materials, will be repaired by Tenant.

         10. Tenant shall store all trash and garbage within the interior of the Premises or in the appropriate trash collection areas outside of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the jurisdiction in which the Premises is located, without violation of any law or ordinance governing such disposal.

         11. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency.

         12. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants, or employees ("Landlord Parties").

         13. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

         14. Unless otherwise defined, terms used in these Rules and Regulations shall have the same meaning as in the Lease.





                                  Exhibits -34

                                   EXHIBIT K

                 REQUIRED CONDITION OF PREMISES UPON SURRENDER


         Upon termination of the Lease, the Premises shall be returned to Landlord with all Building Systems and elevator, fire and gas systems in good working order and maintained with any necessary repairs completed in the reasonable opinion of Landlord's subcontractor, and all operating manuals and maintenance records with respect to such systems shall be delivered to Landlord. All space in the Premises shall be clean and well-maintained with walls freshly painted as necessary (or touched-up, if acceptable to Landlord in its reasonable discretion), and carpet shampooed and presentable for re-leasing. Any damaged or unpresentable carpet shall be replaced. All window coverings shall be cleaned and any damaged coverings repaired or replaced. Any damaged ceiling tiles shall be replaced and all light fixtures shall be fully operational and clean. All doors shall be presentable and damaged doors repaired or replaced. Bathrooms shall be freshly mopped and all tile surfaces cleaned. Any damaged bathroom partitions or fixtures shall be repaired or replaced. The exterior and interior of all windows shall be washed and all
interior partition glass shall be cleaned.  If   Tenant is obligated to remove
or restore any Tenant Improvements or Alterations upon termination or expiration of the Lease pursuant to Paragraph 8(d) or (e) of the Lease or Paragraph 6 of the Work Letter, the affected area will be returned to Landlord in the form of open office space in the condition described above.





                                  Exhibits -35

                                  EXHIBIT "L"

                            [INTENTIONALLY DELETED]





                                  Exhibits -36

                            Exhibits - Exhibit "M"

BA Bank of America         Form of Letter of Credit

              Form of LC pursuant to Par. 16(b)(ii) of Work Letter

Date:  December 3, 1996
Irrevocable Standby Letter of Credit Number:  3002638



BENEFICIARY                                             APPLICANT
------------------------------             ---------------------------------
Middlefield/Ellis Associates, L.P.         [Name Blacked Out]
401 Ellis Street                           Mountain View, California  94043
Mountain View, California 94043
                                                          AMOUNT
                                           ---------------------------------
                                           USD [USD Blacked Out]
                                           Three Million and 00/100's US Dollars

                                                        EXPIRATION
                                           ---------------------------------
                                           November 15, 1997 at our counters

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 3002638 WHICH IS AVAILABLE WITH BANK OF AMERICA NT & SA BY PAYMENT AGAINST PRESENTATION OF THE ORIGINAL OF THIS LETTER OF CREDIT AND YOUR DRAFTS AT SIGHT DRAWN ON BANK OF AMERICA NT & SA, ACCOMPANIED BY THE DOCUMENTS DETAILED
BELOW:

A LETTER SIGNED BY A PURPORTED AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY CERTIFYING THAT BENEFICIARY IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT PURSUANT TO THAT WORK LETTER AGREEMENT BETWEEN MIDDLEFIELD/ELLIS ASSOCIATES, L.P. AND NETSCAPE COMMUNICATIONS CORPORATION, FOR THE SPACE LOCATED AT 401 ELLIS STREET, IN MOUNTAIN VIEW, CA AS IT MAY BE AMENDED. THIS LETTER OF CREDIT IS IRREVOCABLE.

SPECIAL CONDITIONS:

THIS LETTER OF CREDIT SHALL AUTOMATICALLY RENEW WITHOUT AMENDMENT TO AUGUST 15, 1998, UNLESS WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED. FOLLOWING SUCH NOTIFICATION AND PRIOR TO THE EXPIRAT ION OF THIS LETTER OF CREDIT, YOU MAY DRAW UPON THIS LETTER OF CREDIT BY PRESENTATION OF THE SIGHT DRAFT(S) MENTIONED ABOVE, ACCOMPANIED BY A LETTER SIGNED BY A PURPORTED AUTHORIZED REPRESENTATIVE OF BENEFICIARY STATING THAT BENEFICIARY HAS NOT BEEN PRESENTED WITH A SUBSTITUTE LETTER OF CREDIT IN THE SAME PRINCIPAL AMOUNT, AND ON THE SAME TERMS AS THIS LETTER OF CREDIT FROM AN ISSUER REASONABLY SATISFACTORY TO YOU.

THIS LETTER OF CREDIT TRANSFERABLE. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR CONSENT AND OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED AS EXHIBIT A, ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) IF ANY, COST OR EXPENSES OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE BENEFICIARY. PARTIAL DRAWS ARE ALL OWED UNDER THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 AND ENGAGES US PURSUANT TO THE TERMS THEREIN.

BANK OF AMERICA NT & SA

-----------------------------       -------------------------------

                                 Exhibits - 37

                        Form of Letter of Credit (con'd)
BA Bank of America                                            Exhibit A

Request for Entire Transfer of Credit Without Substitution of Invoices

                                                            19
----------------------------   ----------------------------   ----
Last Name and No.
                               Letter of Credit No. ---------------
Address
----------------------------
                               Issued By -------------------------
----------------------------

                               Your Advice No. ------------------


To:  Bank of America NT & SA

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to a second beneficiary, named below.
_________________________________________________________________
Name of Second Beneficiary
_________________________________________________________________
Address

By this transfer, all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the second beneficiary. The second beneficiary shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the second beneficiary without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the second beneficiary with your customary notice of transfer.

For your transfer fee:

[ ]      Enclosed is our check for $________________________

[ ]      You may debt my/our account No.____________________

We also agree to pay you on demand any expenses which may be incurred by you in connection with this transfer.

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form.


                                -------------------------------------
                                Name of Beneficiary

--------------------------      -------------------------------------
                                Name of Authorized Signer and Title

                                x
--------------------------      -------------------------------------
Authorized Signature and Title  Authorized Signature

                                 Exhibits - 38

BA Bank of America                               Form of Letter of Credit
(con'd)

                    Form of LC pursuant to Par. 34 of Lease

Date:  December 5, 1996

Irrevocable Standby Letter of Credit Number:  3002639

BENEFICIARY
------------------------------
                                                        APPLICANT
                                             --------------------------------
Middlefield/Ellis Associates, L.P.           [Name Blacked Out]
401 Ellis Street                             Mountain View, California  94043
Mountain View, California 94043
                                                          AMOUNT
                                             --------------------------------
                                             USD [USD Blacked Out]
                                             Two Million and 00/100's US  Dollars

                                                         EXPIRATION
                                             --------------------------------
                                             November 4, 1997 at our counters


WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 3002639 WHICH IS AVAILABLE WITH BANK OF AMERICA NT & SA BY PAYMENT AGAINST PRESENTATION OF THE ORIGINAL OF THIS LETTER OF CREDIT AND YOUR DRAFTS AT SIGHT DRAWN ON BANK OF AMERICA NT & SA, ACCOMPANIED BY THE DOCUMENTS DETAILED BELOW:

A LETTER SIGNED BY A PURPORTED AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY CERTIFYING THAT BENEFICIARY IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT PURSUANT TO THAT LEASE AGREEMENT BETWEEN MIDDLEFIELD/ELLIS ASSOCIATES, L.P. AND NETSCAPE COMMUNICATIONS CORPORATION, FOR THE SPACE LOCATED AT 401 ELLIS STREET, IN MOUNTAIN VIEW, CA AS IT MAY BE AMENDED. THIS LETTER OF CREDIT IS IRREVOCABLE.

SPECIAL CONDITIONS:

THIS LETTER OF CREDIT SHALL AUTOMATICALLY RENEW WITHOUT AMENDMENT FOR AN ADDITIONAL ONE YEAR PERIOD FROM THE CURRENT OR FOR ANY FUTURE EXPIRATION DATE, UNLESS WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED. FOLLOWING SUCH NOTIFICATION AND PRIOR TO THE EXPIRATION OF THIS LETTER OF CREDIT, YOU MAY DRAW UPON THIS LETTER OF CREDIT BY PRESENTATION OF THE SIGHT DRAFT(S) MENTIONED ABOVE AND BENEFICIARY SIGNED STATEMENT CERTIFYING THAT NETSCAPE HAS FAILED TO PROVIDE SUBSTITUTE LETTER OF CREDIT IN THE SAME PRINCIPAL AMOUNT, OR SUCH REDUCED PRINC IPAL AMOUNT, AS MAY BE PERMITTED BY SECTION 34(B) OF THE LEASE, AND ON THE SAME TERMS AS THIS LETTER OF CREDIT FROM AN ISSUER REASONABLY SATISFACTORY TO YOU.

THIS LETTER OF CREDIT TRANSFERABLE. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR CONSENT AND OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED AS EXHIBIT A, ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) IF ANY, COST OR EXPENSES OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE BENEFICIARY.

PARTIAL DRAWS ARE ALLOWED UNDER THIS LETTER OF CREDIT.

                                 Exhibits - 39

IN NO EVENT WILL THIS LETTER OF CREDIT BE EXTENDED BEYOND A FULL AND FINAL EXPIRATION DATE OF NOVEMBER 4, 2001.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 AND ENGAGES US PURSUANT TO THE TERMS THEREIN.

BANK OF AMERICA NT & SA

--------------------------        --------------------------------
Authorized Signature              Authorized Signature

                      THIS DOCUMENT CONSISTS OF 2 PAGE(S).

                                 Exhibits - 40

                        Form of Letter of Credit (con'd)
BA Bank of America         Exhibit A

Request for Entire Transfer of Credit Without Substitution of Invoices

                                                            19
----------------------------   ----------------------------   ----
Last Name and No.              Letter of Credit No.
----------------------------                       ---------------
Address                        Issued By
----------------------------             ------------------------
                               Your Advice No.
                                               ------------------

To:  Bank of America NT & SA

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to a second beneficiary, named below.
_________________________________________________________________
Name of Second Beneficiary
_________________________________________________________________
Address

By this transfer, all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the second beneficiary. The second beneficiary shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the second beneficiary without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the second beneficiary with your customary notice of transfer.

For your transfer fee:

[ ]      Enclosed is our check for $________________________

[ ]      You may debt my/our account No.____________________

We also agree to pay you on demand any expenses which may be incurred by you in connection with this transfer.

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form.

                                  -------------------------------------
                                  Name of Beneficiary

--------------------------        -------------------------------------
                                  Name of Authorized Signer and Title

                                  x
--------------------------        -------------------------------------
Authorized Signature and Title    Authorized Signature

                                 Exhibits - 41

                             [INTENTIONALLY BLANK]





                                  Exhibits -42

                                  Exhibit "N"

                    Tenant's Hazardous Substance Disclosures

                               [VIVUS Letterhead]

Steve Dostart
26 February 1997
Mozart Development Corporation
1068 East Meadow Circle
Palo Alto, CA 94303

Dear Sir:

    As per your request, enclosed you will find a listing of the chemicals used by VIVUS, Inc. in our laboratories. The amounts included are amounts expected to be on hand at any point in time. You will note that these are small amounts. We are not, nor will be, engaged in commercial manufacture of any product in our laboratories. Our laboratories are used for initial formation and analytical analysis. Our product contains small quantities of a naturally occurring prostaglandin PGE1 (alprostadil), therefore we do not need large quantities of chemical materials.

Should you have any questions regarding this, please contact me.

Sincerely,

/s/    WILLIAM L. SMITH
-----------------------
William L. Smith, Ph.D.
Vice President
Research and Development

                                 Exhibits - 43

                               [VIVUS Letterhead]

                                  CONFIDENTIAL

This information is the sole property of VIVUS, Inc. and is not to be used or disclosed in any manner without prior express written permission.

                                  VIVUS, Inc.
                               Chemical Inventory

             Chemical                                            Quantity
--------------------------------------                   ---------------------
Alprogradil alpha-cyclo dextrin                          0.1 grams
dl-propranolol                                           25.0 grams
3-isobutyl-1-methylxanchine                              1.0 gram
Sigmacote                                                100 milliliters
Alprostadil                                              350.0 milligrams
Phentolamine                                             5.2 grams
Prostaglandin Al                                         50.0 milligrams
Linoleic acid                                            25.0 grams
Oleic acid                                               25.0 grams
Linoleic acid ethyl aster                                25.0 grams
Oleic acid ethyl ester                                   25.0 grams
Linolenic acid                                           1.0 gram
Acetonitrile                                             6.0 liters
Isopropranol                                             8.0 liters
Methylene Chloride                                       4.0 liters
Heptane                                                  4.0 liters
Cyclobexane                                              4.0 liters
Methanol                                                 8.0 liters
Ethyl alcohol (dematured)                                4.0 liters
Acetone                                                  4.5 liters
Ethyl acetate                                            1.0 liter
Propylene carbonate                                      4.0 liters
Magnesiun stearate                                       1.0 kilogram
Ethylanediamine tetrasostic acid                         500 grams
Methyl cellulose                                         500 grams
Sulfadiazine                                             25 grams
Sodium nitroprusside                                     100 grams
Potassium ferocyanide                                    500 grams
Estradiol                                                10 grams
Papaverine                                               100 grams
Propyl gallato                                           100 grams
Caffeine                                                 100 grams
Yohimbine                                                5.4 grams
Prazosin                                                 80 grams
Ferric chloride                                          100 grams

                                 Exhibits - 44

                               [VIVUS Letterhead]

                                  CONFIDENTIAL

This information is the sole property of VIVUS, Inc. and is not to be used or disclosed in any manner without prior express written permission.

Progesterone                                             25 grams
Chromic chloride                                         500 grams
Arginina                                                 75 grams
Tetrabutylammonlures dihydrogen phosphate                5 grams
Isosorbide dinitrate                                     250 grams
Rhodium (III) chloride                                   1 gram Adenosina5 grams
Phenylaphrine                                            100 grams
Potassium chloride-3 molar                               125 milliters
Argon gas                                                336 cubic feet
Polyethylene glycol 1500                                 500 grams
Polyethylene glycol 3350                                 500 grams
Polyvinyl alcohol                                        1 kilogram
Dicthylamine                                             500 milliters
Sodium hydroxide-25% solution                            1 liter
Sodium acetate                                           500 grams
Sodium phosphate, dibasic                                500 grams
Triethanoamine                                           100 milliters
Triethylamine                                            100 milliters
Atropine                                                 50 grams
Mineral oil                                              2 liters
Triton X-100                                             1 liter
Polyxyethylene 100 sterate                               250 grams
Citric acid                                              1.5 kilograms
Theophyline                                              100 grams
Ascorbic acid                                            300 grams
Nicotinic acid                                           100 grams
Acetic acid, glacial                                     500 milliters
Hydralazine                                              100 grams
Hydrochloric acid (1N)                                   1 liter
Ethyl alcohol                                            8 liters
Ethyl ether                                              4 liters
Petroleum ether                                          500 milliters
Hexane                                                   500 milliters
Helium gas                                               290 cubic feet
Nitrogen gas                                             300 cubic feet
Prostaglandin A2                                         10 milligrams
Prostaglandin B1                                         10 milligrams
Prostaglandin E3                                         500 micrograms
Prostaglandin F1 alpha                                   10 milligrams
Prostaglandin F2 alpha                                   10 milligrams

                                 Exhibits - 45